PROSPECTUS
                                 [AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO]
                                                                 5900 "O" Street
VARIABLE UNIVERSAL LIFE POLICY            P.O. Box 82550/Lincoln, Nebraska 68501
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). Like traditional life insurance policies, the Policy provides Death Benefits to Beneficiaries and gives you, the Policy Owner, the opportunity to increase the Policy's Cash Value. The Policy is designed as a single premium Policy, but allows additional premium payments. It also lets you change the level of Death Benefits. This flexibility lets you provide for your changing insurance needs under a single insurance Policy.

The Policy is different from traditional life insurance policies because you select how Policy premiums will be invested. Although each Policy Owner is guaranteed a Death Benefit, the Cash Value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.

The Investment Options available through the Policy include investment portfolios managed by Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company and Morgan Stanley Dean Witter Investment Management Inc. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this prospectus. You may also choose to allocate premium payments to the Fixed Account managed by AVLIC.

A Policy will be issued after AVLIC accepts a prospective Policy Owner's application. The minimum premium required to purchase a Policy is $10,000, except, for Insureds age 0 to 15 at their nearest birthday, the minimum premium is $5,000. The Policy is available only to insure individuals who are age 80 or less at their nearest birthday when the Policy is purchased. A Policy, once purchased, may generally be canceled within 10 days after you receive it.

The Policy could be a modified endowment contract. Policy loans, partial withdrawals or a surrender prior to age 59 1/2 may result in adverse tax consequences and or penalties.

This prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of a Policy. Prospective Policy Owners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the Policy, information about AVLIC, a list of the investment portfolios to which you may allocate payments, as well as a detailed description of the Policy. The appendix to the prospectus includes tables designed to illustrate how Cash Values and Death Benefits may change with the investment experience of the Investment Options.

This prospectus must be accompanied by a prospectus for each of the investment portfolios available through the Policy.

Although the Policy is designed to provide life insurance, it is considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of a Policy involves investment risk, including the possible loss of principal. The Policy Owner bears the entire investment risk for monies placed in Separate Account V under this Policy. For this reason, the Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another variable universal life insurance policy.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 2000

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TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DEFINITIONS.................................................         3
SUMMARY.....................................................         5
YEAR 2000...................................................        12
AVLIC AND THE SEPARATE ACCOUNT..............................        12
    Ameritas Variable Life Insurance Company................        12
    The Separate Account....................................        13
    Performance Information.................................        13
    The Funds...............................................        14
    Investment Objectives and Policies of the Funds'
      Portfolios............................................        16
    Addition, Deletion or Substitution of Investments.......        18
    Fixed Account...........................................        19
POLICY BENEFITS.............................................        19
    Purposes of the Policy..................................        19
    Death Benefit Proceeds..................................        20
    Death Benefit Options...................................        20
    Cash Value..............................................        22
    Benefits at Maturity....................................        23
    Payment of Policy Benefits..............................        23
POLICY RIGHTS...............................................        24
    Loan Benefits...........................................        24
    Surrenders..............................................        25
    Transfers...............................................        25
    Systematic Programs.....................................        26
    Refund Privilege........................................        26
    Exchange Privilege......................................        26
PAYMENT AND ALLOCATION OF PREMIUMS..........................        27
    Issuance of a Policy....................................        27
    Premiums................................................        27
    Allocation of Premiums and Cash Value...................        28
    Policy Lapse and Reinstatement..........................        29
CHARGES AND DEDUCTIONS......................................        30
    Premium Charge..........................................        30
    Monthly Deduction.......................................        30
    Daily Charges Against the Separate Account..............        31
    Cash Surrender Charge...................................        32
    Transfer Charge.........................................        32
    Partial Withdrawal Charge...............................        32
GENERAL PROVISIONS..........................................        33
DISTRIBUTION OF THE POLICIES................................        35
FEDERAL TAX MATTERS.........................................        35
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................        38
THIRD PARTY SERVICES........................................        38
VOTING RIGHTS...............................................        38
STATE REGULATION OF AVLIC...................................        39
EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC...................        39
LEGAL MATTERS...............................................        41
LEGAL PROCEEDINGS...........................................        41
EXPERTS.....................................................        41
ADDITIONAL INFORMATION......................................        41
FINANCIAL STATEMENTS........................................     F-I-1
    Ameritas Variable Life Insurance Company Separate
      Account V.............................................     F-I-1
    Ameritas Variable Life Insurance Company................    F-II-1
APPENDICES..................................................       A-1

The Policy, certain Funds and/or certain riders are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

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DEFINITIONS

ACCRUED EXPENSE CHARGES - The sum of any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC ("we, us, our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The Beneficiary is designated by the Policy Owner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with AVLIC. If no Beneficiary survives the Insured, the Policy Owner or the Policy Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

CASH SURRENDER VALUE - The Policy Cash Value on the date of Surrender, less any Outstanding Policy Debt, any cash Surrender charge, and any Accrued Expense Charges.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in Separate Account V and the Fixed Account, and the cash value held in the General Account which secures Policy loans.

DEATH BENEFIT - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force equal to: (l) the Death Benefit; minus (2) any Outstanding Policy Debt; minus
(3) any monthly deduction that may apply to that period, including the deduction for the month of death.

DUE PROOF OF DEATH - All of the following must be submitted:

(1) A certified copy of the death certificate;

(2) A Claimant Statement;

(3) The Policy; and

(4) Any other information that AVLIC may reasonably require to establish the validity of the contract.

EARNINGS LOAN VALUE - The amount of cash value equaling the difference between the Cash Value and the total premium paid.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - The Funds available on the Policy Date or as later changed by AVLIC. The Funds available as of the date of this prospectus are the Calvert Variable Series, Inc. Ameritas Portfolios ("Ameritas Portfolios"), Calvert Variable Series, Inc. ("CVS Social Portfolios"), Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II") (collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), the MFS(R)Variable Insurance Trust ("MFS Trust"), and The Universal Institutional Funds, Inc. ("Universal Institutional Funds" or "UIF"). The Funds have one or more portfolios each. There is a portfolio that corresponds to each of the Subaccounts of Separate Account V.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts, such as Separate Account V.

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policy Owner's last known address.

GUIDELINE SINGLE PREMIUM - The "Guideline Single Premium" as defined in Section 7702 of the Internal Revenue Code of 1986. It is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and the guaranteed cost of insurance rates, charges, and premium loads.

INSURED - The person upon whose life the Policy is issued.

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INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age at the Insured's nearest birthday on the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The Policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid on or before the date the Policy is delivered to pay for insurance coverage under the selected Death Benefit option.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except that whenever the Monthly Activity Date falls on a date other than a Valuation Date, the Monthly Activity Date will be deemed the next Valuation Date.

NET PREMIUM - The premium paid less any charge for premium taxes.

OUTSTANDING POLICY DEBT - The sum of all unpaid Policy loans and accrued interest on Policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The Policy Owner is not required to select a scheduled premium. The Policy Owner is also not required to follow this schedule, if selected, and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine Policy anniversary dates, Policy Years and Monthly Activity Dates. Policy anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) when additional premiums or application amendments are needed at the time of delivery (See the section on Issuance of a Policy).

POLICY OWNER ("you, your") - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy Owner. A collateral assignee is not the Policy Owner.

POLICY YEAR - The period from one Policy anniversary date until the next Policy anniversary date.

SEPARATE ACCOUNT V - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policy Owner to Separate Account V.

SPECIFIED AMOUNT - The minimum Death Benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of Separate Account V. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Cash Surrender Value.

VALUATION DATE - A Valuation Date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

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SUMMARY

This summary is intended to highlight the most important features of the Policy that you, as a prospective Policy Owner, should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. Capitalized terms are defined in the Definitions section that begins on page 3 of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Policy, which is available upon request from AVLIC. Unless stated otherwise, this prospectus assumes that the Policy is in force and that there is no Outstanding Policy debt.

WHO IS THE ISSUER OF THE POLICY?
AVLIC is the issuer of each Policy. AVLIC enjoys a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. A stock life insurance company organized in Nebraska, AVLIC is a wholly owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas Life") and AmerUs Life Insurance Company ("AmerUs Life"). Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each Policy; taken together, these companies have aggregate assets of over $15.5 billion as of December 31, 1999. (See the section on Ameritas Variable Life Insurance Company.)

WHY SHOULD I CONSIDER PURCHASING THE POLICY?
The primary purpose of the Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:

- payment of a Death Benefit, which will never be less than the Specified Amount the Policy Owner selects (See the section on Death Benefit Options.)

- Policy loan, Surrender and withdrawal features (See the section on Policy Rights.)

- the payment of benefits to the Policy Owner, if living, on the Maturity Date (See the section on Benefits at Maturity.)

The Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premium will be invested. Thus, the value of a Policy will reflect your investment choices over the life of the Policy.

WHAT ARE THE CHARGES ASSOCIATED WITH OWNERSHIP OF A POLICY?
PREMIUM CHARGES. AVLIC will not deduct premium charges from premium payments made during the first year. A charge of 2 1/2% of the premiums will be deducted from premium payments made after the first year to reimburse AVLIC for premium taxes.

MONTHLY DEDUCTIONS FROM THE CASH VALUE. On each Monthly Activity Date, the Cash Value will be reduced by the monthly deduction. The monthly deduction is equal to: (1) a charge for the cost of insurance for the current Policy month, plus,
(2) one-twelfth of any flat extra rating charge. (See the sections on Monthly Deduction and Rate Class.)

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT. A daily charge will be imposed at an annual rate of 1.20% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks and administrative costs incurred in connection with the Policy. (See the section on Daily Charges Against the Separate Account.)

No charges are currently made against Separate Account V for federal, state or local taxes (in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from Separate Account V to pay those taxes. (See the section on Federal Tax Matters.)

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CASH SURRENDER CHARGE. If a Policy is Surrendered prior to the 7th Policy anniversary, AVLIC will assess a cash Surrender charge based upon percentages of premiums actually paid during the first Policy Year, limited as shown in the Policy schedule pages. Subject to other considerations, the Policy Owner may decide to minimize the cash Surrender charge by paying only the minimum amount required during the first Policy Year. However, the amount paid will affect the values and costs under the Policy and the duration of the Policy.

The maximum cash Surrender charge is 11.5% during the first year grading off to 0% during the next seven years. The maximum charge is based on a 9% deferred sales cost and a 2.5% charge for premium tax. AVLIC has voluntarily lowered its maximum cash Surrender charge to 9%, which would affect the charge for the first three years. Because the cash surrender charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period. (See the section on Cash Surrender Charge.)

TRANSFER CHARGE. The first 15 transfers per Policy Year are free of charge. Then, a transfer charge of $10 may be assessed for each transfer of Cash Value among Subaccounts, or the Fixed Account, to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred. (See the section on Transfer Charge.)

PARTIAL WITHDRAWAL CHARGE. AVLIC may deduct a charge, not to exceed the lesser of $50 or 2% of the amount withdrawn, for each partial withdrawal. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See the section on Partial Withdrawal Charge.)

FUND EXPENSE SUMMARY. In addition to the charges against Separate Account V described just above, management fees and expenses will be assessed by the fund managers against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

The information shown below was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. Each Fund, other than the Ameritas Portfolios and CVS Social Portfolios, is managed by an organization that is not affiliated with AVLIC. The Ameritas Portfolios are managed by Ameritas Investment Corp., an AVLIC affiliate. CVS Social Portfolios are managed by Calvert Asset management Company, Inc., also as AVLIC affiliate. Other Calvert companies provide administrative services to certain of the portfolios. Unless otherwise noted, the amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1999, was as follows:

                                                                                                         TOTAL
                                                                                                      (REFLECTING
                                   INVESTMENT                                      WAIVERS          WAIVERS AND/OR
                                   ADVISORY &    OTHER                              AND/OR          REIMBURSEMENTS,
            PORTFOLIO              MANAGEMENT   EXPENSES             TOTAL      REIMBURSEMENTS          IF ANY)
            ---------              ----------   --------             -----      --------------      ---------------
AMERITAS PORTFOLIOS(1)
Ameritas Money Market                0.25%       0.08%               0.33%          0.05%                0.28%
Ameritas Index 500                   0.29%       0.11%               0.40%          0.10%                0.30%
Ameritas Growth                      0.80%       0.10%               0.90%          0.09%                0.81%
Ameritas Income & Growth             0.675%      0.115%              0.79%          0.09%                0.70%
Ameritas Small Capitalization        0.90%       0.10%               1.00%          0.08%                0.92%
Ameritas MidCap Growth               0.85%       0.12%               0.97%          0.11%                0.86%
Ameritas Emerging Growth             0.80%       0.18%               0.98%          0.11%                0.87%
Ameritas Research                    0.80%       0.62%               1.42%          0.54%                0.88%
Ameritas Growth With Income          0.80%       0.46%               1.26%          0.36%                0.90%

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
                                                                                                         TOTAL
                                                                                                      (REFLECTING
                                   INVESTMENT                                      WAIVERS          WAIVERS AND/OR
                                   ADVISORY &    OTHER                              AND/OR          REIMBURSEMENTS,
            PORTFOLIO              MANAGEMENT   EXPENSES             TOTAL      REIMBURSEMENTS          IF ANY)
            ---------              ----------   --------             -----      --------------      ---------------
CVS SOCIAL PORTFOLIOS
CVS Social Small Cap Growth          1.00%      0.58%(2)             1.58%             --                1.58%
CVS Social Mid Cap Growth            0.90%      0.21%(2)             1.11%             --                1.11%
CVS Social International Equity      1.10%      0.50%(2)             1.60%(3)          --                1.60%
CVS Social Balanced Portfolio        0.70%      0.19%(2)             0.89%             --                0.89%
FIDELITY PORTFOLIOS
VIP Equity-Income                    0.48%       0.09%               0.57%             --                0.57%(4)
VIP Growth                           0.58%       0.08%               0.66%             --                0.66%(4)
VIP High Income                      0.58%       0.11%               0.69%             --                0.69%
VIP Overseas                         0.73%       0.18%               0.91%             --                0.91%(4)
VIP II Asset Manager                 0.53%       0.10%               0.63%             --                0.63%(4)
VIP II Investment Grade Bond         0.43%       0.11%               0.54%             --                0.54%
VIP II Asset Manager: Growth         0.58%       0.13%               0.71%             --                0.71%(4)
VIP II Contrafund(R)                 0.58%       0.09%               0.67%             --                0.67%(4)
ALGER AMERICAN FUND(5)
Balanced                             0.75%       0.18%               0.93%             --                0.93%
Leveraged AllCap                     0.85%       0.08%               0.93%             --                0.93%
MFS TRUST
Utilities                            0.75%      0.16%(6)             0.91%             --                0.91%
Global Governments                   0.75%      0.30%(6)             1.05%          0.14%                0.91%(7)
New Discovery                        0.90%      1.59%(6)             2.49%          1.42%                1.07%(7)
UNIVERSAL INSTITUTIONAL FUNDS
Emerging Markets Equity              1.25%       1.37%               2.62%          0.83%                1.79%(8)
Global Equity                        0.80%       0.68%               1.48%          0.33%                1.15%(8)
International Magnum                 0.80%       0.87%               1.67%          0.51%                1.16%(8)
Asian Equity                         0.80%       2.23%               3.03%          1.76%                1.27%(8)
U.S. Real Estate                     0.80%       1.10%               1.90%          0.80%                1.10%(8)

---------------
(1) The Portfolio's aggregate expenses are limited for a period of one year following November 1, 1999 (October 29, 1999 for Ameritas Money Market). Following this one year period, expenses of the Ameritas Portfolios will not be permitted to exceed an expense ratio which is .10% greater than the prior expense ratio of the corresponding replaced fund, unless an amendment to the investment advisory contract is approved modifying or eliminating the expense guarantee. Total expenses, both before and after waivers and/or reimbursements, have been restated to reflect the above.

(2) "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be as follows:

CVS Social Small Cap Growth                            1.15%
CVS Social Mid Cap Growth                              1.02%
CVS Social International Equity                        1.50%
CVS Social Balanced Portfolio                          0.86%

(3) Total expenses have been restated to reflect expenses expected to be incurred in 2000, resulting from a change in 1999 to the administrative services agreement, as approved by the shareholders.

(4) A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, through arrangements with certain Funds custodian, credits realized as a result of uninvested

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

    cash balances were used to reduce a portion of each applicable Fund's expenses. After these reductions, the total operating expenses presented in the table would have been:

VIP Equity-Income                              0.56%
VIP Growth                                     0.65%
VIP Overseas                                   0.87%
VIP II Asset Manager                           0.62%
VIP II Asset Manager: Growth                   0.70%
VIP II Contrafund                              0.65%

(5) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Balanced, 1.25%, and Alger American Leveraged AllCap, 1.50%. Included in "Other Expenses" of Leveraged AllCap is 0.01% of interest expense.

(6) Each MFS Trust series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these reductions been taken into account, "Total (reflecting waivers and/or reimbursements, if any)" would be lower and would equal 0.90% for Utilities Series and Global Governments Series and 1.05% for New Discovery Series.

(7) MFS has contractually agreed, subject to reimbursement, to bear expenses for the Global Governments Series and New Discovery Series such that the each series "Other Expenses" (after taking into account the expense offset arrangement described at (4), above) do not exceed 0.15% of the average daily net assets of the series during the current fiscal year. Utilities Series has no such limitation. These contracted fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(8) The Portfolios' investment adviser has voluntarily agreed to reduce its management fee and/or reimburse each Portfolio so that total annual operating expenses for each Universal Institutional Funds ("UIF") Portfolio will not exceed:

UIF Emerging Markets Equity Portfolio          1.75%
UIF Global Equity Portfolio                    1.15%
UIF International Magnum Portfolio             1.15%
UIF Asian Equity Portfolio                     1.20%
UIF U.S. Real Estate Portfolio                 1.10%

    The investment adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

    In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown above.

    For the year ended December 31, 1999, after giving effect to the above voluntary management fee waiver and/or expense reimbursement, the total expenses for each Portfolio, including certain investment related expenses, were as stated in the table.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against Separate Account V or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within

                                      LIFE

Separate Account V will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.

WHAT PREMIUM MUST BE PAID TO KEEP A POLICY IN FORCE?
This Policy differs from a conventional life insurance policy in two important ways. The failure to pay a Planned Periodic Premium will not in itself cause the Policy to lapse and a Policy can lapse even if Planned Periodic Premiums have been paid. (See the section on Payment and Allocation of Premiums.) The Policy will lapse when its Cash Surrender Value is not sufficient to pay the monthly deduction for insurance charges and administrative charges and the Grace Period expires. The Policy is designed so that it may be used as a single premium policy, where a single, large premium payment may be made. The Policy will not be placed in force if the Minimum First Year Premium has not been paid on or before the date the Policy is delivered. The Minimum First Year Premium for the Policy is at least $10,000, except for Insureds age 0 to 15 at their nearest birthday, the Minimum First Year Premium is at least $5,000. The Minimum First Year Premium generally approximates 80% of the Guideline Single Premium for the coverage amount selected, as defined for federal tax purposes. If the initial premium is less than 100% of the Guideline Single Premium, the Policy Owner may establish a schedule of premium payments ("Planned Periodic Premiums"), subject to federal tax law limits on total premiums paid. (See the section on Premiums.)

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your Policy will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and then will be allocated to the Subaccounts and/or the Fixed Account, according to selections you made in your application. You have the right to examine your Policy and return it for a refund for a limited time, even after the Issue Date. (See the section on Issuance of a Policy.)

You may make subsequent premium payments according to your Planned Periodic Premium schedule; although you are not required to do so. AVLIC will send premium payment notices to you according to any schedule you select. When AVLIC receives your premium payment at its Home Office, any applicable Accrued Expense Charges will be deducted and the Net Premium will be allocated to the Subaccounts and/or the Fixed Account according to your selections. (See the sections on Premiums and Allocation of Premiums and Cash Value.)

As already noted, the Policy provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include maximum premium limits established under the federal tax laws and the impact that reduced premium payments may have on the Cash Surrender Value of your Policy. (See the section on Premiums.)

HOW DOES THE INVESTMENT COMPONENT OF MY POLICY WORK?
AVLIC has established Separate Account V, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from Policy Owners and owners of certain other variable universal life products offered by AVLIC. Separate Account is divided into separate Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through the Policy. You may allocate Net Premiums to one or more Subaccounts, or to AVLIC's Fixed Account in your initial application. These allocations may be changed by notifying AVLIC's Home Office. (If you make more than 15 transfers in a Policy Year, a transfer fee of $10 may be deducted from each additional transfer.) You may make transfers from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest, may be transferred out of the Fixed Account during the 30 day period following each Policy anniversary date. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the Cash Value of your Policy. (See the section on Cash Value.)

The Policy's Cash Value in Separate Account V will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, Policy loans, any partial withdrawals, and

                                      LIFE
any charges imposed in connection with the Policy. The entire investment risk is borne by the Policy Owner. AVLIC does not guarantee a minimum Cash Value in Separate Account V.

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE POLICY?
The Investment Options available through the Policy include 31 investment portfolios, each of which is a separate series of a mutual fund managed by Ameritas Investment Corp., Calvert Asset Management Company, Inc., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company, or Morgan Stanley Dean Witter Investment Management Inc. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management. These portfolios are listed in the Fund Expense Summary, above.

Details about the investment objectives and policies of each of the available investment portfolios and management fees and expenses, appear in the section on Investment Objectives and Policies of the Funds' Portfolios and Fund Expense Summary. In addition to the listed portfolios, you may also elect to allocate Net Premiums to AVLIC's Fixed Account. (See the section on Fixed Account.)

HOW DOES THE LIFE INSURANCE COMPONENT OF A POLICY WORK?
A Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit -- sometimes referred to as the Specified Amount of your Policy -- is chosen by you at the time your Policy is established. However, Death Benefit Proceeds -- the actual amount that will be paid after AVLIC receives Due Proof of Death of the Insured -- will vary over the life of your Policy, depending on which of the two available coverage options you select.

If you choose Option A, Death Benefit Proceeds payable under your Policy will be the Specified Amount of your Policy or the applicable percentage of its Cash Value, whichever is greater. If you choose Option B, Death Benefit Proceeds payable under your Policy will be the Specified Amount of your Policy PLUS the Cash Value of your Policy, or if it is higher, the applicable percentage of the Cash Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death. (See the section on Death Benefit Options.)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

ARE THERE ANY RISKS INVOLVED IN OWNING A POLICY?
Yes. Over the life of your Policy, the Subaccounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Cash Value of your Policy and may result in loss of principal. For this reason, the purchase of a Policy may not be suitable for all individuals. It may not be advantageous to purchase a Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Cash Values under a Policy.

IS THE CASH VALUE OF MY POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your Policy in one of two ways. First, you may obtain a loan, secured by the Policy. The maximum amount you may borrow is 85% of the Cash Value, less the cash Surrender charge and any accrued expenses (Texas and Virginia Policy Owners may borrow 100% of the Cash Surrender Value after deducting interest and Policy charges for the Policy Year.) The minimum amount of any loan request is $1,000. The available loan amount at any time is the maximum loan amount less any Outstanding Policy Debt. The maximum interest rate on a loan is 8% annually. The current interest rates are 6% annually on the portion of a loan that exceeds the Earnings Loan Value and 4.5% on the portion of the loan that is less than the Earnings Loan Value. (See the section on Loan Benefits.) Interest is due on each Policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the Policy debt is transferred out of Separate Account V and into AVLIC's General Account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the Policy anniversary. Upon partial or full loan repayment, the portion of the Cash Value in the General Account securing the repaid portion of the Policy loan will be transferred to Separate Account V or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the Outstanding Policy Debt exceeds the Policy's Cash Value less any cash Surrender charge and accrued expenses, the excess must be repaid within the specified

                                      LIFE
time period or the Policy will terminate without value. Should the Policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. THIS POLICY MAY BE A MODIFIED ENDOWMENT CONTRACT. THERE ARE ADVERSE TAX CONSEQUENCES FOR MODIFIED ENDOWMENT CONTRACTS, INCLUDING WHEN A POLICY LOAN PROVISION IS EXERCISED. (See the section on Federal Tax Matters.)

You may also access the value of your Policy by making a partial withdrawal. A partial withdrawal may not exceed the Cash Surrender Value, and the Cash Surrender Value after a partial withdrawal must be at least $1000. Partial withdrawals will reduce both the Cash Value and the Death Benefit payable under the Policy. AVLIC may deduct a charge from each partial withdrawal. (See the section on Surrenders -- Partial Withdrawals.)

CAN I ADJUST DEATH BENEFITS?
Yes. After the first Policy anniversary, you may adjust the Death Benefit by changing the Death Benefit option. After the second Policy Year you may adjust the Death Benefit by decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the Death Benefit option may only be made once per year, and are subject to certain limits. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three Policy Years is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase; after that, the minimum is $15,000. A change in the Death Benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy Years. (See the sections on Change in Death Benefit Option and Change in Specified Amount.)

WHAT IS THE TAX TREATMENT OF THE POLICY?
The Internal Revenue Code ("the Code") defines a modified endowment insurance contract as one where the accumulated amount paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the Policy was paid up after the payment of seven level annual premiums. Because the Policy is designed to operate as a single premium contract, the initial premium exceeds the amounts allowed in the 7-pay test. Partial withdrawals or full Surrenders, assignments, Policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Policy Owner reaching age 59 1/2. The 10% penalty tax does not apply if the Policy Owner is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Policy Owner or the joint lives of the Policy Owner and Beneficiary. (See the section on Federal Tax Matters.)

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds. (See the section on Federal Tax Matters.)

MAY I RETURN THE POLICY FOR A REFUND OR EXCHANGE IT FOR ANOTHER POLICY?
REFUND PRIVILEGE. You have period of time (a "free look period") to examine a Policy and return it for a refund. You may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after you receive the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses. (See the section on Refund Privilege.)

EXCHANGE PRIVILEGE. During the first 24 months after the Policy Date of the Policy, subject to certain restrictions, you may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. The policy provisions and applicable charges for the new policy will be based on the same policy date and issue age as under the Policy. (See the section on Exchange Privilege.)

WHEN DOES MY POLICY TERMINATE?
You may terminate your Policy by Surrendering the Policy during the lifetime of the Insured for its Cash Surrender Value. As noted above, your Policy will terminate if you fail to maintain sufficient Cash Surrender Value to cover Policy charges.

                                      LIFE

Finally, your Policy will terminate on its Maturity Date if the named Insured is living on that date, unless you have elected the extended maturity rider. (See the section on General Provisions -- Additional Insurance Benefits (Riders).) The Maturity Date is the Policy anniversary nearest to the Insured's 95th birthday. On the Maturity Date, AVLIC will pay you an amount equal to the Cash Value of your Policy, less any Outstanding Policy Debt.

YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and Separate Account V could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1998 is input, stored and calculated as "98." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, AVLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1996. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

As of April 15, 2000, AVLIC has experienced no known Y2K problems. All of our computer application and operating systems had been updated for the year 2000 by December 31, 1998. Continuous testing and monitoring throughout 1999 helped AVLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, AVLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we are Y2K-compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K-compliant, there would be a materially adverse effect on us. Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

AVLIC AND THE SEPARATE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY
Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 47 states and the District of Columbia. AVLIC's financial statements may be found at page F-II-1.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas Life"), a Nebraska stock life insurance company, which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 ("Home Office"). AVLIC's telephone number is 800-745-1112 and its website address is www.overturelife.com.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas Life and its subsidiaries had total assets at December 31, 1999 of over $4.8 billion. AmerUs Life had total assets as of December 31, 1999 of over $10.7 billion.

AVLIC has a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third

                                      LIFE
highest of Standard & Poor's 21 ratings. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best, the second highest of Best's ratings.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company which has a financial rating by a national rating agency equal to or greater than Ameritas Life and which agrees to assume the guarantee. AmerUs Life will be relieved of its obligations under the guarantee if it sells its interest in AMAL Corporation to another insurance company which has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee.

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocation, diversification, long term market trends, index performance, and other investment methods and programs. The purpose of the ratings is to reflect the financial strength of AVLIC. The ratings do not relate to the performance of Separate Account V.

THE SEPARATE ACCOUNT
Ameritas Variable Life Insurance Company Separate Account V ("Separate Account V") was established under Nebraska law on August 28, 1985.

The assets of Separate Account V are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of Separate Account V are credited without regard to the other income, gains, or losses of AVLIC. Although the assets maintained in Separate Account V will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will maintain assets in Separate Account V of a total market value at least equal to the reserve and other contract liabilities of Separate Account V. Separate Account V will at all times contain assets equal to or greater than account values invested in Separate Account V. Nevertheless, to the extent assets in Separate Account V exceed AVLIC's liabilities in Separate Account V, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

Separate Account V is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of Separate Account V. For state law purposes, Separate Account V is treated as a Division of AVLIC.

PERFORMANCE INFORMATION
Performance information for the Subaccounts of Separate Account V and the Funds available for investment by Separate Account V may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. We may also provide a hypothetical illustration of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample Insured based on assumptions as to age, sex, and other Policy specific assumptions.

We may also provide individualized hypothetical illustrations of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Separate Account V charges, including the monthly deduction, premium charge and cash surrender charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

                                      LIFE

THE FUNDS
There are currently 31 Subaccounts within Separate Account V available to Policy Owners for new allocations. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual Funds (collectively, the "Funds"): Calvert Variable Series, Inc. Ameritas Portfolios ("Ameritas Portfolios"); Calvert Variable Series, Inc. ("CVS Social Portfolios"); Variable Insurance Products Fund and Variable Insurance Products Fund II, (respectively, "VIP" and "VIP II"; collectively "Fidelity Portfolios"); The Alger American Fund ("Alger American Funds"); MFS Variable Insurance Trust ("MFS Trust"); and The Universal Institutional Funds, Inc. ("Universal Institutional Funds"). The Ameritas Portfolios receive investment advisory services from Ameritas Investment Corp. ("AIC"). AIC is a registered investment adviser under the Investment Advisers Act of 1940 and is an affiliate of AVLIC. AIC also contracts with subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:

PORTFOLIO                    SUBADVISER
---------                    ----------
Ameritas Money Market        Calvert Asset Management Company, Inc.
Ameritas Index 500           State Street Global Advisors
Ameritas Growth              Fred Alger Management, Inc. ("Alger Management")
Ameritas Income & Growth     Alger Management
Ameritas Small
  Capitalization             Alger Management
Ameritas MidCap Growth       Alger Management
Ameritas Emerging Growth     Massachusetts Financial Services Company ("MFS")
Ameritas Research            MFS
Ameritas Growth With Income  MFS

CVS Social Portfolios, which is managed by Calvert Asset Management Company, Inc. ("CAMCO"), offers the following portfolios: CVS Social Small Cap Growth Portfolio, CVS Social Mid Cap Growth Portfolio, CVS Social International Equity Portfolio, and CVS Social Balanced Portfolio. VIP, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: VIP Equity-Income, VIP Growth, VIP High Income and VIP Overseas. VIP II, also managed by Fidelity, offers the following portfolios: VIP II Asset Manager, VIP II Investment Grade Bond, VIP II Asset Manager: Growth, and VIP II Contrafund. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Balanced ("Balanced") and Alger American Leveraged AllCap ("Leveraged AllCap"). The MFS Trust, managed by Massachusetts Financial Services Company ("MFS"), offers the following portfolios or series in connection with this Policy: MFS Utilities, MFS Global Governments, and MFS New Discovery. The Universal Institutional Funds offer the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate. Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

                                      LIFE

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include the VIP High Income, VIP Equity-Income, VIP II Asset Manager: Growth, VIP II Asset Manager Portfolios of the Fidelity Portfolios, and the Research Portfolio of the Ameritas Portfolios. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the VIP Overseas Portfolio and the International Magnum Portfolio of the Universal Institutional Funds. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Universal Institutional Funds. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities (also known as "junk bonds") and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust, by the Emerging Growth, Research, and Growth With Income portfolios of the Ameritas Portfolios, and by the Global Equity Portfolio of the Universal Institutional Funds. Investments acquired by the U.S. Real Estate Portfolio of the Universal Institutional Funds may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

The investments in the Funds may be managed by Fund managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Funds. You should be aware that the Funds are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

Each Policy Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

Separate Account V will purchase and redeem shares from the Portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Cash Surrender Values, partial withdrawals, and make Policy loans or to transfer assets among Investment Options as requested by Policy Owners. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of Separate Account V and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

                                      LIFE

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------
       PORTFOLIO                            INVESTMENT POLICIES                                 OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
  AMERITAS PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    Ameritas Money        Invests in U.S. dollar-denominated money market            Seeks as high a level of
    Market                securities of domestic and foreign issuers, including      current income as is consistent
                          U.S. government securities and repurchase agreements.      with preservation of capital
                          Invests more than 25% of total assets in the financial     and liquidity.
                          services industry.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Index 500    Under normal circumstances, seeks to track the Standard    Seeks investment results that
                          & Poor's 500.                                              correspond to the total return
                                                                                     of common stocks publicly
                                                                                     traded in the United States, as
                                                                                     represented by the Standard &
                                                                                     Poor's 500.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Growth       Focuses on growing companies that generally have broad     Seeks long-term capital
                          product lines, markets, financial resources and depth      appreciation.
                          of management. Under normal circumstances, the
                          portfolio invests primarily in the equity securities of
                          large companies. The portfolio considers a large
                          company to have market capitalization of $1 billion or
                          greater.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Income &     Invests in dividend paying equity securities, such as      Primarily seeks to provide a
      Growth              common or preferred stocks, preferably those which the     high level of dividend income.
                          Subadviser believes also offer opportunities for           Its secondary goal is to
                          capital appreciation.                                      provide capital appreciation.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Small        Focuses on small, fast-growing companies that offer        Seeks long-term capital
      Capitalization      innovative products, service or technologies to a          appreciation.
                          rapidly expanding marketplace. Under normal
                          circumstances, the portfolio invests primarily in the
                          equity securities of small capitalization companies. A
                          small capitalization company is one that has a market
                          capitalization within the range of the Russell 200
                          Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------------------------------------------------------------------
    Ameritas MidCap       Invests in midsize companies with promising growth         Seeks long-term capital
      Growth              potential. Under normal circumstances, the portfolio       appreciation.
                          invests primarily in the equity securities of companies
                          having a market capitalization within the range of
                          companies in the S&P MidCap 400 Index.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Emerging     Invests, under normal market conditions, at least 65%      Seeks long-term growth of
      Growth              of its total assets in common stocks and related           capital.
                          securities, such as preferred stocks, convertible
                          securities and depositary receipts for those
                          securities, of emerging growth companies.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Research     Invests, under normal market conditions, at least 80%      Seeks long-term growth of
                          of its total assets in common stocks and related           capital and future income.
                          securities, such as preferred stocks, convertible
                          securities and depositary receipts. The portfolio
                          focuses on companies that the Subadviser believes have
                          favorable prospects for long-term growth, attractive
                          valuations based on current and expected earnings or
                          cash flow, dominant or growing market share and
                          superior management. The portfolio's investments may
                          include securities traded on securities exchanges or in
                          the over-the-counter markets.
--------------------------------------------------------------------------------------------------------------------
    Ameritas Growth With  Invests, under normal market conditions, at least 65%      Seeks to provide reasonable
      Income              of its total assets in common stocks and related           current income and long-term
                          securities, such as preferred stocks, convertible          growth of capital and income.
                          securities and depositary receipts for those
                          securities. These securities may be listed on a
                          securities exchange or traded in the over-the-counter
                          markets. While the portfolio may invest in companies of
                          any size, it may generally focus on companies with
                          larger market capitalizations that the Subadviser
                          believes have sustainable growth prospects and
                          attractive valuations based on current and expected
                          earnings or cash flow.
--------------------------------------------------------------------------------------------------------------------
  CVS SOCIAL PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    CVS Social Small Cap  Invests at least 65% of assets in the common stocks of     Seeks to provide long-term
      Growth              small- cap companies. Returns in the portfolio will be     capital appreciation by
                          mostly from the changes in the price of the portfolio's    investing primarily in equity
                          holdings (capital appreciation). The portfolio             securities of companies that
                          currently defines small-cap companies as those with        have small market
                          market capitalization of $1 billion or less at the time    capitalizations.
                          the portfolio initially invests. *
--------------------------------------------------------------------------------------------------------------------

                                      LIFE

--------------------------------------------------------------------------------------------------------------------
       PORTFOLIO                            INVESTMENT POLICIES                                 OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
    CVS Social MidCap     Invests primarily in the common stocks of mid-size         Seeks to provide long-term
      Growth              companies. Returns in the portfolio will be mostly from    capital appreciation by
                          the changes in the price of the portfolio's holdings       investing primarily in
                          (capital appreciation.) The portfolio currently defines    non-diversified portfolio of
                          diversified portfolio of the mid-cap companies as those    the equity securities of
                          within the range of market capitalizations of the S&P's    mid-sized companies that are
                          MidCap 400 Index. Most companies in the Index have a       undervalued but demonstrate a
                          capitalization of $500 million to $10 billion. *           potential for growth.
--------------------------------------------------------------------------------------------------------------------
    CVS Social            Invests primarily in the common stocks of mid- to          Seeks to provide a high total
      International       large-cap companies using a value approach. The            return consistent with
      Equity              portfolio identifies those countries with markets and      reasonable risk by investing
                          economies that it believes currently provide the most      primarily in a globally
                          favorable climate for investing. The portfolio invests     diversified portfolio for
                          primarily in more developed economies and markets. No      equity securities.
                          more that 5% of portfolio assets are invested in the
                          U.S. *
--------------------------------------------------------------------------------------------------------------------
    CVS Social Balanced   Typically invests about 60% of its assets in stocks and    Seeks to achieve a competitive
                          40% in bonds or other fixed-income investments. Stock      total return through an
                          investments are primarily common stock in large-cap        actively managed portfolio of
                          companies, while the fixed-income investments are          stocks, bonds and money market
                          primarily a wide variety of investment grade bonds. *      instruments which offer income
                                                                                     and capital growth opportunity
                                                                                     and which satisfy the
                                                                                     investment and social criteria.
--------------------------------------------------------------------------------------------------------------------
                          *The portfolio invests with the philosophy that
                          long-term rewards to investors will come from those
                          organizations whose products, services, and methods
                          enhance the human condition and the traditional
                          American values of individual initiative, equality of
                          opportunity and cooperative effort. Investments are
                          selected on the basis of their ability to contribute to
                          the dual objectives of financial soundness and social
                          criteria.
--------------------------------------------------------------------------------------------------------------------
  FIDELITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    VIP Equity-Income     Investing at least 65% in income-producing equity          Seeks reasonable income. Will
                          securities, which tends to lead to investments in large    also consider the potential for
                          cap "value" stocks.                                        capital appreciation. Seeks a
                                                                                     yield which exceeds the
                                                                                     composite yield on the
                                                                                     securities comprising the
                                                                                     Standard & Poor's 500.
--------------------------------------------------------------------------------------------------------------------
    VIP Growth            Investing primarily in common stocks. Investing in         Seeks capital appreciation.
                          companies that it believes have above-average growth
                          potential (stocks of these companies are often called
                          "growth" stocks). Investing in domestic and foreign
                          issuers.
--------------------------------------------------------------------------------------------------------------------
    VIP High Income       Investing at least 65% of total assets in                  Seeks a high level of current
                          income-producing debt securities, preferred stocks and     income while also considering
                          convertible securities, with an emphasis on                growth of capital.
                          lower-quality debt securities.
--------------------------------------------------------------------------------------------------------------------
    VIP Overseas          Investing at least 65% of total assets in foreign          Seeks long-term growth of
                          securities. Investing primarily in common stocks.          capital.
--------------------------------------------------------------------------------------------------------------------
    VIP II Asset Manager  Allocating the Fund's assets among stocks, bonds, and      Seeks high total return with
                          short-term and money market instruments. Maintaining a     reduced risk over the long term
                          neutral mix over time of 50% of assets in stocks, 40%      by allocating its assets in
                          of bonds, and 10% of assets in short-term and money        stocks, bonds, and short-term
                          market instruments.                                        instruments.
--------------------------------------------------------------------------------------------------------------------
    VIP II Investment     Investing in U.S. dollar-denominated investment-grade      Seeks as high a level of
      Grade Bond          bonds.                                                     current income as is consistent
                                                                                     with the preservation of
                                                                                     capital.
--------------------------------------------------------------------------------------------------------------------
    VIP II Asset          Allocating the Fund's assets among stocks, bonds, and      Seeks to maximize total return
      Manager: Growth     short- term and money market instruments. Maintaining a    by allocating its assets among
                          neutral mix over time of 70% of assets in stocks, 25%      stocks, bonds, short-term
                          of assets in bonds, and 5% of assets in short-term and     instruments and other
                          money market instruments.                                  investments.
--------------------------------------------------------------------------------------------------------------------
    VIP II Contrafund     Investing primarily in common stocks. Investing in         Seeks long-term capital
                          securities of companies whose value it believes is not     appreciation.
                          fully recognized by the public.
--------------------------------------------------------------------------------------------------------------------

                                      LIFE

--------------------------------------------------------------------------------------------------------------------
       PORTFOLIO                            INVESTMENT POLICIES                                 OBJECTIVE
--------------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
--------------------------------------------------------------------------------------------------------------------
    Balanced              The portfolio focuses on stocks of companies with          Seeks current income and long-
                          growth potential and fixed income securities, with         term capital appreciation by
                          emphasis on income-producing securities which appear to    investment in common stocks and
                          have some potential for capital appreciation. Under        fixed income and convertible
                          normal circumstances, it invests in common stocks and      securities, with emphasis on
                          fixed income securities, which include commercial paper    income producing securities
                          and bonds rated within the four highest rating             which appear to have potential
                          categories by an established rating agency or if not       for capital appreciation.
                          rated, which are determined by the manager to be of
                          comparable quality. Ordinarily, at least 25% of the
                          portfolio's net assets are invested in fixed-income
                          securities.
--------------------------------------------------------------------------------------------------------------------
    Leveraged AllCap      Under normal circumstances, the portfolio invests in       Seeks long-term capital
                          the equity securities of companies of any size which       appreciation.
                          demonstrate promising growth potential. The portfolio
                          can leverage, that is, borrow money, up to one-third of
                          its total assets to buy additional securities. By
                          borrowing money, the portfolio has the potential to
                          increase its returns if the increase in the value of
                          the securities purchased exceeds the cost of borrowing,
                          including interest paid on the money borrowed.
--------------------------------------------------------------------------------------------------------------------
  MFS TRUST
--------------------------------------------------------------------------------------------------------------------
    Utilities Series      Invests, under normal market conditions, at least 65%      Will seek capital growth and
                          of its total assets in equity and debt securities of       current income (income above
                          both domestic and foreign companies in the utilities       that available from a portfolio
                          industry.                                                  invested entirely in equity
                                                                                     securities).
--------------------------------------------------------------------------------------------------------------------
    Global Governments    Invests, under normal market conditions, at least 65%      Will seek to provide income and
      Series              of its total assets in debt obligations that are issued    capital appreciation.
                          or guaranteed as to principal and interest by either
                          (1) the U.S. Government, its agencies, authorities or
                          instrumentalities or (2) the governments of foreign
                          countries (including emerging markets). May also invest
                          in corporate bonds (including lower rated bonds
                          commonly known as junk bonds) and mortgage-backed and
                          assets-backed securities.
--------------------------------------------------------------------------------------------------------------------
    New Discovery Series  Invests, under normal market conditions, at least 65%      Will seek capital appreciation.
                          of its total assets in common stocks and related
                          securities, such as preferred stocks, convertible
                          securities and depositary receipts for those
                          securities, of emerging growth companies.
--------------------------------------------------------------------------------------------------------------------
  UNIVERSAL INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------------------------------------------
    Emerging Markets      Invests primarily in equity securities of emerging         Long-term capital appreciation.
      Equity              market country issuers with a focus on those issuers
                          with attractive growth characteristics, reasonable
                          valuations, and managements with a strong shareholder
                          value orientation.
--------------------------------------------------------------------------------------------------------------------
    Global Equity         Invests primarily in equity securities of issuers          Long-term capital appreciation.
                          throughout the world, including U.S. issuers and
                          emerging market countries, using an approach based on
                          individual stock selection and emphasizing bottom up
                          approach to identify stocks that are undervalued.
--------------------------------------------------------------------------------------------------------------------
    International Magnum  Invests primarily in equity securities of non-U.S.         Long-term capital appreciation.
                          issuers, domiciled in countries comprising the Morgan
                          Stanley Capital International Europe, Australasia, Far
                          East Index commonly known as the "EAFE Index."
--------------------------------------------------------------------------------------------------------------------
    Asian Equity          Invests primarily in equity securities of Asian            Long-term capital appreciation.
                          issuers, excluding Japan, using a disciplined,
                          value-oriented approach to security selections focusing
                          on larger companies with strong management teams.
--------------------------------------------------------------------------------------------------------------------
    U.S. Real Estate      Invests primarily in equity securities of companies in     Above-average current income
                          the U.S. real estate industry, including real estate       and long-term capital
                          investment trusts and real estate operation companies.     appreciation.
--------------------------------------------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in Separate Account V if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Fund's objectives or restrictions, or for

                                      LIFE
some other reason. AVLIC may operate Separate Account V as a management company under the 1940 Act, it may be deregistered under that ACT if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of Separate Account V to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the changes. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to Separate Account V. AVLIC will determine the basis for making any new Subaccounts available to existing Policy Owners.

You will be notified of any material change in the investment policy of any Fund in which you have an interest.

FIXED ACCOUNT
You may elect to allocate all or a portion of your premium payments to the Fixed Account, and you may also transfer monies between Separate Account V and the Fixed Account. (See the section on Transfers.) AVLIC guarantees that it will credit interest at a declared rate of at least 4.5%.

Each month, AVLIC will establish the declared rate for the Policies with a Policy Date or Policy anniversary date in that month. Interest will be credited on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month of issue. The declared rate is guaranteed for the remainder of the Policy Year. During the later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy anniversary. Declared interest rates may increase or decrease from previous periods.

Payments allocated to the Fixed Account and transferred from Separate Account V to the Fixed Account are placed in AVLIC's General Account. The General Account includes all of AVLIC's assets, except those assets segregated in AVLIC's separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses. The Policy Owner bears the investment risk after the expiration of a contract year. Because of exemptions and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest in it is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, these disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

PURPOSES OF THE POLICY
The Policy is designed to provide you with both (1) lifetime insurance protection to the Policy anniversary nearest the Insured's 95th birthday and (2) flexibility in the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the Minimum First Year Premium, you are not required to pay scheduled premiums to keep your Policy in force. The Policy is designed so that a single premium payment may be made or you have the flexibility to vary subsequent premium payments.

Moreover, the Policy lets you adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy. You can accomplish this by decreasing the Specified Amount or changing the Death Benefit option. Thus, as your insurance needs or financial conditions change, you have the flexibility to adjust your life insurance benefits and vary premium payments.

                                      LIFE

The Death Benefit may, and the Cash Value will, vary with the investment experience of the chosen Subaccounts of Separate Account V. Thus the Policy Owner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of Separate Account V.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, AVLIC will pay the Death Benefit Proceeds of the Policy upon Due Proof of Death, according to the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See the section on Payment Options.)

DEATH BENEFIT OPTIONS
The Policy provides two Death Benefit options, unless the Extended Maturity Rider is in effect. If the Extended Maturity Rider is in effect, the Death Benefit will be the same as the Cash Value. Extension of the Maturity Date may result in adverse tax consequences. (See the sections on Benefits at Maturity and General Provisions -- Extended Maturity Rider.) The Policy Owner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See the section on Policy Lapse and Reinstatement.) The minimum Specified Amount currently is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase. The net amount at risk for Option A will generally be less than the net amount at risk for Option B. If you choose Option A, your cost of insurance deduction will generally be lower than if you choose Option B. (See the section on Charges and Deductions.)

OPTION A.

                                    [GRAPH]
(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION A, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE CASH VALUE.)

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy anniversary, the percentage declines. For example, the percentage at Attained Age 40 is 250%, at Attained Age 50 is 185%, at Attained Age 60 is 130%, at Attained Age 70 is 115%, at Attained Age 80 is 108%, and at Attained Age 90 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Cash Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Cash Value varies. Policy Owners who prefer to have favorable investment performance reflected in higher Cash Value, rather than increased insurance coverage, generally should select Option A.

                                      LIFE

OPTION B.

                                    [GRAPH]
(OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE CASH VALUE.)

Under Option B, the Death Benefit is equal to the current Specified Amount plus the Cash Value of the Policy or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an Attained Age 40 or younger on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy anniversary the percentage declines as in Option A. Accordingly, under Option B the amount of the Death Benefit will always vary as the Cash Value varies (but will never be less than the Specified Amount). Policy Owners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher Cash Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. Generally, the Death Benefit option in effect may be changed once per year any time after the first Policy Year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the Death Benefit option from Option A to Option B. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC.

If the Death Benefit option is changed from Option A to Option B, the Death Benefit after the change will equal the Specified Amount before the change plus the Cash Value on the effective date of the change. If the Death Benefit option is changed from Option B to Option A, the Death Benefit after the change will equal the Death Benefit before the change minus the Cash Value on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Cash Value. However, a change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the Death Benefit that would be payable on a Monthly Activity Date exceeds the Cash Value on that date. Changing from Option B to Option A generally will decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B generally will result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased Death Benefit. (See the section on Charges and Deductions -- Cost of Insurance.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second Policy Year a Policy Owner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policy Owner's cost of insurance charge. (See the section on Charges and Deductions -- Cost of Insurance.)

Any decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year, and AVLIC may limit the size of a change in a Policy Year.

The Specified Amount remaining in force after any requested decrease may not be less than the amount a Minimum First Year Premium of $10,000 ($5,000 for ages 0-15) would have purchased during the first three Policy years and $15,000 thereafter. Further, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy years. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see the

                                      LIFE
section on Premium Limitations), the decrease may be limited or Cash Value may be returned to the Policy Owner at the Policy Owner's election, to the extent necessary to meet these requirements.

METHODS OF AFFECTING INSURANCE PROTECTION. A Policy Owner may increase or decrease the pure insurance protection provided by a Policy -- the difference between the Death Benefit and the Cash Value -- in several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's Cash Value. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The Policy will not be placed in force if the Minimum First Year Premium has not been paid on or before the date the Policy is delivered. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay the monthly deduction. (See the section on Monthly Deduction.) Where, however, the Cash Surrender Value is insufficient to pay the monthly deduction and the Grace Period expires without an adequate payment by the Policy Owner, the Policy will lapse and terminate without value. (See the section on Policy Lapse and Reinstatement.)

CASH VALUE
The Policy's Cash Value in Separate Account V will reflect the investment performance of the chosen Subaccounts of Separate Account V, the Net Premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policy Owner may at any time Surrender the Policy and receive the Policy's Cash Surrender Value. (See the section on Surrenders.) There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Policy Issue Date, the Cash Value in a Subaccount will equal the portion of any premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See the section on Allocation of Premiums and Cash Value.) Thereafter, on each Valuation Date, the Cash Value of a Policy will equal:

          (1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

          (2) The value of the Fixed Account; plus

          (3) Any cash value impaired by Policy debt held in the General Account; plus

          (4) Any Net Premiums received on that Valuation Date; less

          (5) Any partial withdrawal, and its charge, made on that Valuation Date; less

          (6) Any monthly deduction to be made on that Valuation Date; less

          (7) Any federal or state income taxes charged against the Cash Value.

In computing the Policy's Cash Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals, on the Valuation Date. Because the Cash Value is dependent upon a number of variables, a Policy's Cash Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by:

          (1) Multiplying the per share net asset value of the corresponding Fund portfolio on the Valuation Date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

          (2) A Daily Charge not exceeding an annual rate of 1.20% for mortality and expense risk of (.90%) and administrative costs (.30%); and

                                      LIFE

          (3) Dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that date.

(See the section on Daily Charges Against the Separate Account.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

BENEFITS AT MATURITY
If the Insured is living, AVLIC will pay the Cash Value of the Policy, less Outstanding Policy Debt, on the Maturity Date. The Policy will mature on the Policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider. The Policy may be subject to certain adverse tax consequences when continued beyond the original scheduled Maturity Date. (See the section on General
Provisions -- Extended Maturity Rider.)

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Due Proof of Death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on Postponement of Payments.) The Policy Owner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policy Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is Surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.

When Death Benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

     - INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

     - FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

     - FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

     - LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

     - JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

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As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.

POLICY RIGHTS

LOAN BENEFITS
LOAN PRIVILEGES. AVLIC will permit the Policy Owner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 85% of the Cash Value less the cash surrender charge and any accrued expenses as of the date of the Policy loan. The minimum amount of any loan request is $1,000. The loan may be completely or partially repaid at any time while the Insured is living, prior to the Maturity Date. Loans usually are paid within seven days after receipt of a written request. Texas and Virginia Policy Owners may borrow 100% of the Cash Surrender Value after deducting interest and Policy charges for the remainder of the Policy Year. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. (See the section on Tax Treatment of Policy Proceeds.)

INTEREST. The interest rate charged on the portion of the Outstanding Policy Debt not exceeding the Earnings Loan Value is 4.5% per year. Outstanding Policy Debt in excess of the Earnings Loan Value is charged 6% interest per year. The determination of whether the Outstanding Policy Debt exceeds the Earnings Loan Value will be made each time a loan is taken. AVLIC may increase either of these rates to a maximum of 8%. Interest accrues daily and is due on each Policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

EFFECT OF POLICY LOANS. When a loan is made, Cash Value equal to the amount of the loan will be transferred from the Cash Value in Separate Account V to the General Account of AVLIC as security for the indebtedness. The Cash Value transferred out of Separate Account V will be allocated among the Subaccounts, or the Fixed Account, in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount as a result of a loan is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount or Fixed Account. If loan interest is not paid when due in any Policy Year, on the Policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A Policy loan will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the Death Benefit, even if the loan is repaid. Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

Cash value in the General Account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Currently, the net cost to borrow to the Policy Owner ranges from 0% interest per annum (on the amount not exceeding the Earnings Loan Value) to 1.5% per annum. However, the Policy permits a maximum net cost to borrow of 3.5%. Interest earned on amounts held in the General Account will be allocated to the Subaccounts and the Fixed Account on each Policy anniversary in the same proportion that Net Premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated to a Subaccount in accordance with the repayment of indebtedness provision (see below) will be transferred to the Subaccount and increase the Cash Value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all Policy loans and accrued interest on policy loans. If the Outstanding Policy Debt exceeds the Cash Value less any cash surrender charge and any accrued expenses, the Policy Owner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policy Owner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See the section on Policy Lapse and Reinstatement.)

REPAYMENT OF LOAN. Unscheduled premiums paid while a Policy loan is outstanding are treated as repayment of the loans only if the Policy Owner so requests. As a loan is repaid, the Cash Value in the General Account securing the repaid loan will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated to those Subaccounts at the time of repayment.

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SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policy Owner may totally Surrender the Policy by sending a written request to AVLIC. Certain partial withdrawals may also be made. Surrenders from Separate Account V will generally be paid within seven days of receipt of the written request. (See the section on Postponement of Payments.) SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. (See the Federal Tax Matters subsections on Modified Endowment Contract and Tax Penalty on Early Withdrawals.) Surrenders may be subject to a cash Surrender charge. (See the section on Cash Surrender Charge.)

TOTAL SURRENDERS. If the Policy is being totally Surrendered, the Policy must be returned to AVLIC along with the request. AVLIC will pay an amount equal to the Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at AVLIC's Home Office. Coverage under the Policy will terminate as of the date of a total Surrender. A Policy Owner may elect to have the amount paid in a lump sum or under a payment option. (See the section on Payment Options.)

PARTIAL WITHDRAWALS. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the Cash Surrender Value on the date the request is received and in Policy Years one through seven, may not exceed 10% of the Minimum First Year Premium. The Cash Surrender Value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Subaccounts according to the instructions of the Policy Owner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount and/or Fixed Account.

The Death Benefit may be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See the section on Monthly Deduction--Cost of Insurance, Death Benefit Options--Methods of Affecting Insurance Protection.) If Option B is in effect, the Specified Amount will not change, but the Cash Value will be reduced.

The Specified Amount remaining in force after a partial withdrawal, during the first three Policy Years, may not be less than the amount a premium of $10,000 would purchase ($5,000 for ages 0-15) and thereafter may not be less than $15,000. Also, no partial withdrawal will be allowed if the Specified Amount is less than $15,000 in the first three years. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. (See the section on Partial Withdrawal Charge.)

TRANSFERS
Cash Value may be transferred among the Subaccounts of Separate Account V. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the Valuation Period during which the transfer request is received. Cash Value on the date of a transfer will not be affected except to the extent of any transfer charge. Transfers may also be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the Policy.

An unlimited number of transfers may be made, with the first fifteen transfers per Policy Year permitted free of charge. A transfer charge may be imposed each additional time amounts are transferred. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The charge is $10 per transfer. This amount will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policy Owner is invested. Transfers resulting from Policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In

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

addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable. (See the section on Tax Status of the Policy.)

The privilege to initiate transactions by telephone will be made available to Policy Owners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

When available, procedures for making transfers through our website can be accessed at the Internet address stated in the Ameritas Variable Life Insurance Company section of this prospectus.

Transfers may be subject to additional restrictions at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, apply. The Fixed Account can not be used in any systematic program.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, you can instruct AVLIC to allocate Cash Value among the Subaccounts of Separate Account V on a systematic basis, according to allocation instructions you specified.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program you can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage you specify from any one Subaccount to any Subaccount(s) of Separate Account V.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

You can request participation in the available programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

REFUND PRIVILEGE
You may cancel the Policy within the later of 10 days after you receive it, within 10 days after AVLIC mails a cancellation notice, or within 45 days of completing Part I of the application. If a Policy is canceled within this time period, a refund will be paid. The refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policy Owner's bank. (See the section on Postponement of Payments.)

EXCHANGE PRIVILEGE
During the first 24 Policy months after the Policy Date, you may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. No new evidence of insurability will be required.

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The policy date, issue age and risk classification for the Insured will be the same under the new policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Cash Values under the flexible contract and under the new policy. You may elect either the same specified amount or the same net amount at risk for the new policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine Policy anniversary dates, Policy Years and Policy months. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be when it is sent for delivery and the Issue Date will be the date the requirements are met.

The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to the Policy Owner or sent to the agent for delivery to the Policy Owner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt and federal funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the premium paid (plus any interest credited on premiums paid before the Issue Date less any cost of insurance charge for the period between the Policy Date and the Issue Date) is allocated to the Money Market Subaccount. After the expiration of the refund period, the Cash Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of a Specified Amount at the time of the application. The amount of the interim coverage is limited to the smaller of (1) the amount of insurance applied for, (2) $100,000, or (3) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS
The Minimum First Year Premium must be paid on or before the date the Policy is delivered. No insurance will take effect before the Minimum First Year Premium is received in AVLIC's home office in federal funds. No other premiums are required. The amounts and frequency of the Planned Periodic Premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a Policy Owner has flexibility in determining the frequency and amount of premiums since the planned

                                      LIFE
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

periodic premium schedule is not binding on the Policy Owner. The timing and amount of premium payments will have an effect on the values under, and the duration of, the Policy, including the cash surrender charge, the cost of insurance charge, the premium tax charges and the Cash Value under the Policy.

MINIMUM FIRST YEAR PREMIUM. The Minimum First Year Premium is equal to the amount designated in the Policy. The Minimum First Year Premium will be no less than $10,000, except on Insureds who have an age nearest birthday of 0 to 15, for which the Minimum First Year Premium will be no less than $5,000. The Minimum First Year Premium generally approximates 80% of the Guideline Single Premium, as defined for federal tax purposes, for the initial Specified Amount. There is no representation that the Policy will not lapse if the Minimum First Year Premium is paid, nor is there a guarantee that the Policy will not lapse even if Planned Periodic Premiums are paid.

PREMIUM FLEXIBILITY. A Policy Owner may make a single premium payment, make unscheduled premium payments at any time in any amount, or skip planned periodic premium payments, subject to the premium limitations described below. Therefore, unlike conventional insurance policies, this Policy does not obligate the Policy Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

The level of premium payments does, however, affect the nature of the Policy, including the amount of pure insurance coverage and the charge for that coverage. Comparing two Policies that are identical in all respects other than the amount of the initial premium paid, the Policy with the larger initial premium will have a greater Cash Value and, therefore, will provide less pure insurance protection (a lower net amount at risk) and have a smaller monthly cost of insurance charge. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued, if the initial premium is less than 100% of the Guideline Single Premium, the Policy Owner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals; subject, however, to a minimum planned periodic premium schedule of $1,200 on an annual basis and a maximum schedule of no greater than the limitation on total premiums established by federal tax law. The Policy Owner is not required to pay premiums in accordance with this schedule. The Policy Owner has considerable flexibility to alter the amount and frequency of premiums paid.

Policy Owners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. (See the section on Duration of the Policy.) Thus, even if Planned Periodic Premiums are paid by the Policy Owner, the Policy will nonetheless lapse any time Cash Surrender Value is insufficient to pay certain monthly charges, and a Grace Period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement.)

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may also establish a minimum acceptable premium amount.

ALLOCATION OF PREMIUMS AND CASH VALUE
ALLOCATION OF PREMIUMS. In the application for a Policy, the Policy Owner allocates premiums to one or more Subaccounts of Separate Account V and/or to the Fixed Account. Allocations must be whole

                                      LIFE
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number percentages and must total 100%. The allocation for future premiums may be changed without charge at any time by providing proper notification to the Home Office.

The initial premium is allocated as of the Issue Date of the Policy to the Money Market Subaccount for 13 days. Thereafter, the Cash Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policy Owner. Premium payments received by AVLIC prior to the Issue Date are held in the General Account and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into federal funds that are available to AVLIC until the date the amounts are transferred to the Money Market Subaccount, but in no event will interest be credited prior to the Policy Date. After the first Policy Year, all premiums are subject to a premium charge, and thus the Net Premium is allocated to the selected Subaccount or the Fixed Account. If there is any Outstanding Policy Debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

The value of amounts allocated to Subaccounts of Separate Account V will vary with the investment performance of these Subaccounts, and the Policy Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the Death Benefit as well. Policy Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a Grace Period expires without a sufficient payment. The Grace Period is 61 days from the date AVLIC mails a notice that the Grace Period has begun. AVLIC will notify the Policy Owner at the beginning of the Grace Period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue monthly deductions and Outstanding Policy Debt will be deducted from the proceeds.

If the Cash Surrender Value is insufficient to cover the monthly deduction, the Policy Owner must pay a premium during the Grace Period sufficient to cover the monthly deduction. (See the section on Charges and Deductions.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the Grace Period (or if required by state law, longer periods), but before the Maturity Date. We will reinstate your Policy based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:

     (1) Evidence of insurability of the Insured satisfactory to AVLIC;

     (2) Payment of a premium equal to the greater of $1,000 or an amount that, after the deduction of premium charges, is large enough to cover the monthly deductions for at least the three Policy months commencing with the effective date of reinstatement; and

     (3) Any Policy debt will be reinstated with interest due and accrued.

     (4) The Policy cannot be reinstated if it has been surrendered for its full Cash Surrender Value.

The amount of Cash Value on the date of reinstatement will be equal to the amount of the Cash Value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were Surrendered on the date of reinstatement. The last addition to the Cash Value is designed to avoid duplicate cash surrender charges. The original Policy Date will be used for purposes of calculating the cash surrender charge. If any Policy debt was reinstated, that debt will be held in AVLIC's General Account. Cash Value calculations will then proceed as described in the section on Determination Of Cash Value.

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

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGE
No premium charges will be deducted from premium payments made during the first Policy Year prior to their allocation to the selected Subaccounts or the Fixed Account. However, a charge equal to 2.5% of the premium will be deducted from each payment made after the first Policy Year prior to allocation among the selected Subaccounts to reimburse AVLIC for premium taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state.

Although no deduction for premium taxes is made from premiums paid during the first Policy Year, upon Surrender, a portion of the cash surrender charge includes a charge for state premium taxes of no greater than 2.5% of the premiums paid. (See the section on Cash Surrender Charge.) The charges for premium taxes represent an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

MONTHLY DEDUCTION
Charges will be deducted on each Monthly Activity Date from the Cash Value of the Policy to compensate AVLIC for insurance provided. The monthly deduction includes: (1) the cost of insurance for the current Policy month, plus (2) one-twelfth of any flat extra rating charge. The monthly deduction will be deducted as of the Policy Date and on each Monthly Activity Date thereafter. It will be allocated among the Subaccounts or the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each Policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each Policy month. The net amount at risk on any Monthly Activity Date is the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Cash Value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, Attained Age, Policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday, risk class, and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in Death Benefit resulting from a change in Death Benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier. The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating,

                                      LIFE
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the guaranteed rate is a multiple of the guaranteed rate for a standard issue.
This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect higher mortality risks. The flat extra rating charge will not impact the cost of insurance rate, but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each Monthly Activity Date.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A Daily Charge will be deducted from the value of the net assets of Separate Account V to compensate AVLIC for mortality and expense risks assumed and the administrative costs incurred in connection with the Policy. This daily charge from Separate Account V will be at the rate of 0.003288 percent (equivalent to an annual rate of 1.20 percent of the average daily net assets of Separate Account V). The daily charge will be deducted from the net asset value of Separate Account V, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the valuation date will be 0.003288 percent multiplied by the number of days since the last Valuation Date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Of this Daily Charge, .002466 percent (equivalent to an annual rate of 0.90 percent of the average daily net assets of Separate Account V) is deducted to compensate AVLIC for the mortality and expense risk assumed under the Policies. AVLIC believes that this level of charge is reasonable in relation to the risks assumed by AVLIC under the Policies. The mortality risk assumed by AVLIC is that Insureds' may live for a shorter time than assumed, and that an aggregate amount of Death Benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the Policies.

AVLIC also deducts .000822 percent (equivalent to an annual rate of 0.30 percent of the average daily net assets of Separate Account V) on a daily basis to compensate it for administrative costs in connection with the Policy. AVLIC has primary responsibility for the administration of the Policy and Separate Account
V. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Life. The services in connection with the Policy involve issuance of the Policy, ordinary ongoing maintenance of the Policy, and future changes in the Policy initiated by the Policy Owner. Administrative expenses in connection with the issuance of the Policy are medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Policy records. Ongoing ordinary administrative expenses expected to be incurred in connection with a Policy include premium billing; record keeping; processing Death Benefit claims, cash Surrenders, and Policy changes; preparing and mailing reports; and overhead costs. Future changes in the Policy initiated by the Policy Owner include changes in the Death Benefit option. Administrative costs for changing the Death Benefit option include the cost of processing applications and changing and establishing Policy records. The Daily Charge is assessed throughout the life of the Policy. AVLIC does not expect to make a profit on the portion of the charge levied to cover administrative expenses.

Policy Owners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. These ranged from .28% to 1.79% at the most recent fiscal year end. No such management fees are assessed against Net Premiums allocated to the Fixed Account. (See the Summary section for the Fund Expense Summary.)

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against Separate Account V or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within Separate Account V will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.

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                                       31
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TAXES. Currently, no charge will be made against Separate Account V for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within Separate Account V will incur any federal, or any significant state or local income tax liability, or if the federal state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from Separate Account V as a portion of the Daily charge. (See the section on Federal Tax Matters.)

CASH SURRENDER CHARGE
If a Policy is Surrendered prior to the 7th Policy anniversary, AVLIC will assess a cash Surrender charge based upon percentages of the premiums actually paid during the first Policy Year, limited as shown in the Policy schedule pages. Paying less premium in the first year generally will have the effect of reducing the cash Surrender charge. However, depending upon the investment experience, if the Policy Owner chooses to pay less premium in the first year, the cost of insurance charge may increase, the premium tax charge may be greater, the Policy Values may be reduced and there is an increased risk that the Policy will lapse. A portion of the cash Surrender charge includes a charge to cover state premium taxes. The remainder of the charge is deducted to compensate AVLIC for the cost of distributing the Policy. The cost includes agents' commissions, the printing of prospectuses and sales literature, and advertising.

The sales load portion of the cash Surrender charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to recover amounts to pay such expenses over the life of the Policy. AVLIC anticipates that funds generated by the sales loads will not be sufficient to cover distribution expenses. To the extent that sales and distribution expenses exceed sales loads in any year, AVLIC will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit Separate Account V and the Policy Owners.

AVLIC has voluntarily lowered its maximum cash Surrender charge to 9%, which amount will be charged on Surrenders during Policy Years one, two and three. The Policy provides that cash Surrender charges may equal, respectively, 11.5%, 10.5% and 9.5% for the first three years. Thereafter, the cash Surrender charge grades to 8.5% in year four, 7% in year five, 5% in year six, 2% in year seven and 0% after the seventh year. The charge allowed by the Policy is based on a 9% sales load and a 2.5% charge for premium tax. The sales load and premium tax components of the cash Surrender charge grade down proportionately. There is no cash Surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of Cash Value. There is no additional cash surrender charge attributable to payments made after the first Policy Year. Because the cash Surrender charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.

TRANSFER CHARGE
A transfer charge of $10.00 may be imposed for each additional transfer among the Subaccounts or the Fixed Account after fifteen per Policy Year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.

PARTIAL WITHDRAWAL CHARGE
A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. The charge will be deducted from the amount of the withdrawal. The current charge made will be the lesser of 2% of the amount withdrawn or $25. This charge is guaranteed not to be more than the lesser of $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge.

                                      LIFE
                                       32
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GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

CONTROL OF POLICY. The Policy Owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policy Owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last Policy Owner to die.

BENEFICIARY. The Policy Owner may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policy Owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY. The Policy Owner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE IN POLICY OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policy Owner, if living; otherwise to any successor-owner, if living; otherwise to the Policy Owner's estate. Any proceeds payable on the Maturity Date or upon full Surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY. The Policy is incontestable after it has been in force for two years from the Policy Date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental Death Benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

MISSTATEMENT OF AGE, SEX, OR SMOKING. If the age, sex, or smoking habits of the Insured have been misstated, the amount of the Death Benefit and Cash Values under the Policy will be adjusted. The Death Benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the Cash Value will be the difference between the cost of insurance deductions that were made and those that should have been made.

SUICIDE. Suicide within two years of the Policy Date is not covered by the Policy, unless otherwise provided by state law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received, less any partial withdrawals and any Outstanding Policy Debt. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further, that suicide by an insane person is not a defense to the payment of Accidental Death Benefits unless the insane person intended suicide when the Insured applied for the Policy.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon complete surrender, partial withdrawal, Policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (1) the New York

                                      LIFE

Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Commission by order permits postponement for the protection of Policy Owners; (3) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account V's net assets; or, (4) Surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policy Owner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to Separate Account V and will mail to the Policy Owner, at the last known address of record, within 30 days after each Policy anniversary, an annual report which shows the current Cash Value, Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policy Owner may receive confirmation of such transactions in their quarterly statements. The Policy Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is otherwise notified within 30 days after receipt of the statement. The Policy Owner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

     ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness and after the two-year contestable period (no waiting period in certain states), AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverage, less an amount up to two guideline level premiums. Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates.

     AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

     Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policy Owner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

     The accelerated benefit first will be used to repay any outstanding Policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the Death Benefit Policy value and will thus reduce the proceeds payable on the death of the Insured.

     There is no extra premium for this rider. This rider is not available in all states.

     EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Cash Surrender Value is greater than zero, the Policy may remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other Policy provisions not specifically noted herein will remain in effect while the Policy continues in force. Interest on Policy loans will continue to accrue and become part of the Outstanding Policy Debt. This

                                      LIFE
     rider does not extend the original Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

     There is no extra premium for this rider. This rider is not available in all states.

     The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date. Due to the lack of specific guidance by the Internal Revenue Service on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the original scheduled Maturity Date, among other things, the Death Benefit may be taxable to the recipient. The Policy Owner should consult a qualified tax advisor regarding the possible adverse tax consequences resulting from extension of the original scheduled Maturity Date.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. AIC was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. In 1999, AIC received gross variable universal life compensation of $12,586,675 and retained $352,850 in underwriting fees, and $2,535 in brokerage commissions on AVLIC's variable universal life policies.

AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. AIC also serves as principal underwriter for AVLIC's variable annuities, and for Ameritas Life's variable life and variable annuity. AIC is the underwriter for the Ameritas Portfolios, and also serves as its investment adviser. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.

The Policies are sold by individuals who are registered representatives of AIC and who are licensed as life insurance agents for AVLIC. In addition, AIC has entered into agreements with other registered broker/dealers to permit their registered representatives to sell the Policies subject to applicable law.

Registered representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions paid by AVLIC to broker-dealers may vary, but are not expected to exceed 5% of premiums paid in the first Policy Year. Further, registered representatives who meet certain production standards may receive additional compensation and managers receive override commission with respect to the policies.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy. This discussion is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). The following summary does not purport to be complete or to cover all situations.

Special rules not described in this Prospectus may be applicable in certain situations. Specifically, this discussion does not address tax provisions that may be applicable if the Policy Owner is a corporation. Moreover, no attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see the section on Premium Charge) laws.

Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.

(1) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At this time, since Separate Account V is not an

                                      LIFE
    entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

     Net investment income and realized net capital gains on the assets of Separate Account V are reinvested and are taken into account in determining the Death Benefit and Cash Value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that Separate Account V net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to Separate Account V with respect to the sale of the Policies. Accordingly, no charge is being made currently to Separate Account V for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to Separate Account V, it may assess a charge for such taxes against Separate Account V.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account V, if any, may be assessed against Separate Account V.

(2) MODIFIED ENDOWMENT CONTRACT. The Code (Section 7702A) states that a Policy becomes a "modified endowment contract" if it does not meet a 7-pay premium test described in the section. Because this Policy is designed to operate generally as a single premium contract, it does not meet that test. While gains remaining in the Policy continue to be tax deferred, distributions such as partial or full Surrenders, assignments, Policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. All modified endowment policies issued by AVLIC to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

(3) TAX PENALTY ON EARLY WITHDRAWALS. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer's age 59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer is disabled as defined under the code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary.

(4) TAX STATUS OF THE POLICY. The Code (Section 7702) also includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Cash Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the Death Benefit, a partial withdrawal, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policy Owners in order for the Policy to continue complying with the
    Section 7702 definitional limitations on premiums and cash values, the Policy Owner must include in ordinary income (to the extent of any gain in the Policy) certain amounts prescribed in Section 7702 which are so distributed.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account V to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. If the Policy is not treated as life insurance because it fails the diversification requirements, the Policy Owner is then subject to federal income tax on gain in the Policy as it is earned. Separate Account V, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Funds' assets may be invested.

                                      LIFE

     While AIC and CAMCO, AVLIC affiliates, are the advisers to certain of the portfolios, AVLIC does not have control over any of the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of Separate Account V or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(5) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original Maturity Date under either Death Benefit option under the Policy will generally be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code, and the Policy Owner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual Surrender. However, there are certain exceptions to the general rule that death benefit proceeds are non-taxable. Federal, state and local tax consequences of ownership of or receipt of proceeds under a Policy depends on the circumstances of each Policy Owner and Beneficiary.

     However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). (See the previous discussion on Tax Status of the Policy.)

     AVLIC also believes that loans received under a Policy will be treated as debt of the Policy Owner and that part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force, unless the Policy becomes a modified endowment contract. (See previous discussion on Modified Endowment Contract.) Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

     Loans received from a modified endowment contract will be considered distributions to the extent of any gain under the Policy. Generally, interest paid on any loan under a Policy owned by an individual will not be tax deductible.

     Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps and debt limits, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repealed the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies on the lives of individuals who are or were officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in the Health Insurance Act. The transitional rules included a phase-out of the deduction for debt incurred
     (1) before January 1, 1996, or (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurred over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect to key persons and pre-June 21, 1986 policies). Any material change in a policy (including a material

                                      LIFE
     increase in the death benefit) may cause the policy to be treated as a new policy for purposes of this rule. TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for contracts issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that is allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Also, as a general rule, no deduction is allowed for any amount paid or accrued on indebtedness incurred or continued to purchase or carry a business owned single premium life insurance policy. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     The right to exchange the Policy for a non-variable life insurance policy (see the section on Exchange Privilege), the right to change Policy Owners (see the section on General Provisions) and the provision for partial withdrawals (see the section on Surrenders) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when benefits are paid at maturity, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policy Owner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. Further, the tax consequences of using the Policy in nonqualified plan arrangements may vary depending on the particular facts and circumstances of the arrangement. The advice of competent counsel should be sought in connection with the use of life insurance in a qualified or nonqualified plan.

YOU SHOULD CONSULT QUALIFIED TAX AND/OR LEGAL ADVISORS TO OBTAIN COMPLETE INFORMATION ON FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS APPLICABLE TO YOUR PARTICULAR SITUATION.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of Separate Account V. The assets are kept physically segregated and held separate and apart from the General Account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the Policy Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a Policy Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Policy Owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

All of the assets held in the Subaccounts of Separate Account V will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in Separate Account V at regular and special shareholder meetings of the Funds in accordance with instructions received from Policy Owners. The number of votes for which each Policy Owner has the right to provide instructions will be determined as of the record date selected by the

                                      LIFE

Board of Directors of the Funds. AVLIC will furnish Policy Owners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a Policy Owner is determined by dividing the Policy's Cash Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policy Owners are received and Fund shares held in each Subaccount which do not support Policy Owner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Funds in its own right.

Matters on which Policy Owners may give voting instructions include the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the Policy Owner's selected Subaccount; and (4) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Policy Owner's selected Subaccount(s).

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for a Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policy Owners of that action and its reasons for the action in the next annual report or proxy statement to Policy Owners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and Separate Account V as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and Separate Account V.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

This list shows name and position(s) with AVLIC followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

                                      LIFE

GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT**
Director, President, and Chief Executive Officer: AmerUs Life***; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life; Executive Vice President -- Marketing and Individual Operations: New York Life Insurance Company; President: Lincoln National Sales Corporation.

ROBERT C. BARTH, CONTROLLER*
Vice President and Controller: Ameritas Life.

CHARLES J. CAVANAUGH, SENIOR VICE PRESIDENT, NATIONAL SALES MANAGER* Director, Product Manufacturing and Supply: Merrill Lynch Insurance Group; Director of Marketing: ITT Hartford Life Insurance Companies.

BRIAN J. CLARK, VICE PRESIDENT -- FIXED ANNUITY PRODUCT DEVELOPMENT** Senior Vice President -- Product Management: AmerUs Life***.

MICHAEL G. FRAIZER, DIRECTOR**
Controller: AmerUs Life; also serves as director of an affiliate of AVLIC.

THOMAS C. GODLASKY, DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT
OFFICER**
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life***; Manager -- Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL**
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life***; Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life.

SANDRA K. HOLMES, VICE PRESIDENT -- FIXED ANNUITY CUSTOMER SERVICE** Senior Vice President: AmerUs Life***.

KENNETH R. JONES, VICE PRESIDENT -- CORPORATE COMPLIANCE AND ASSISTANT
SECRETARY*
Vice President, Corporate Compliance & Assistant Secretary: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life.

ROBERT G. LANGE, ASSISTANT SECRETARY*
Vice President and General Counsel -- Insurance and Assistant Secretary:
Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life; Director: Nebraska Department of Insurance.

CYNTHIA J. LAVELLE, VICE PRESIDENT -- PRODUCT, OPERATIONS AND TECHNOLOGY* Assistant Vice President -- Variable Operations: Ameritas Life.

WILLIAM W. LESTER, TREASURER*
Senior Vice President -- Investments and Treasurer: Ameritas Life; also serves as officer of affiliates of Ameritas Life.

JOANN M. MARTIN, DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER*
Senior Vice President and Chief Financial Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

SHIELA SANDY, ASSISTANT SECRETARY**
Manager Annuity Services: AmerUs Life***.

DONALD R. STADING, SECRETARY AND GENERAL COUNSEL*
Senior Vice President, Secretary and Corporate General Counsel: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

KEVIN WAGONER, ASSISTANT TREASURER**
Director Investment Accounting: AmerUs Life***; Senior Financial Analyst: Target Stores.
---------------

  * Principal business address: Ameritas Variable Life Insurance Company, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501

                                      LIFE

 ** Principal business address: AmerUs Life Insurance Company, 611 Fifth Avenue,
    Des Moines, Iowa 50309

*** Central Life Assurance Company merged with American Mutual Life Insurance
    Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Donald R. Stading, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which Separate Account V is a party or to which the assets of Separate Account V are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to Separate Account V. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

EXPERTS

The financial statements of AVLIC as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the subaccounts of Separate Account V as of December 31, 1999, and for each of the three years in the period then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Russell J. Wiltgen, Vice President -- Individual Product Management of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning Separate Account V, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Separate Account V.

                                      LIFE

INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying statement of net assets of each of the subaccounts of Ameritas Variable Life Insurance Company Separate Account V, (comprising, respectively, the Money Market Portfolio Initial Class, Equity-Income Portfolio Initial Class, Equity- Income Portfolio Service Class (commenced November 2, 1999), Growth Portfolio Initial Class, Growth Portfolio Service Class (commenced November 2, 1999), High Income Portfolio Initial Class, Overseas Portfolio Initial Class, and Overseas Portfolio Service Class (commenced December 7, 1999) of the Variable Insurance Products Fund; the Asset Manager Portfolio Initial Class, Asset Manager Portfolio Service Class (commenced November 29, 1999), Investment Grade Bond Portfolio Initial Class, Contrafund Portfolio Initial Class, Contrafund Portfolio Service Class (commenced November 29, 1999), Index 500 Portfolio Initial Class and Asset Manager Growth Portfolio Initial Class of the Variable Insurance Products Fund II; the Small Capitalization Portfolio, Growth Portfolio, Income and Growth Portfolio, Midcap Growth Portfolio, Balanced Portfolio, and Leveraged Allcap Portfolio of the Alger American Fund; the Emerging Growth Series Portfolio, World Governments Series Portfolio, Utilities Series Portfolio, Research Series Portfolio (commenced April 8, 1997), Growth with Income Series Portfolio (commenced April 3, 1997), and New Discovery Series Portfolio (commenced November 12, 1999) of the MFS Variable Insurance Trust; the Asian Equity Portfolio (commenced April 22, 1997), Emerging Markets Equity Portfolio, Global Equity Portfolio (commenced April 17, 1997), International Magnum Portfolio (commenced April 7, 1997), and U.S. Real Estate Portfolio (commenced April 28,
1997) of the Morgan Stanley Dean Witter Universal Funds, Inc.; the Ameritas Emerging Growth Portfolio (commenced October 29, 1999), Ameritas Growth Portfolio (commenced October 29, 1999), Ameritas Growth with Income Portfolio (commenced October 29, 1999), Ameritas Income and Growth Portfolio (commenced October 29, 1999), Ameritas Index 500 Portfolio (commenced October 29, 1999), Ameritas Midcap Growth Portfolio (commenced October 29, 1999), Ameritas Money Market Portfolio (commenced October 28, 1999), Ameritas Research Portfolio (commenced October 29, 1999), Ameritas Small Capitalization Portfolio (commenced October 29, 1999) of the Calvert Variable Series, Inc., Ameritas Portfolios; and the Stock Index Fund Portfolio of the Dreyfus Stock Index Fund) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1999, and the results of its operations and changes in net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                     F-I- 1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  VARIABLE INSURANCE PRODUCTS FUND:
     Equity-Income Portfolio Initial Class (Equity Income
      I-Class) -- 1,200,052.051 shares at $25.71 per share
      (cost $21,449,489)....................................  $ 30,853,338
     Equity-Income Portfolio Service Class (Equity Income
      S-Class) -- 23.348 shares at $25.66 per share (cost
      $594).................................................           599
     Growth Portfolio Initial Class (Growth
      I-Class) -- 1,206,269.664 shares at $54.93 per share
      (cost $32,300,729)....................................    66,260,394
     Growth Portfolio Service Class (Growth
      S-Class) -- 361.373 shares at $54.80 per share (cost
      $19,113)..............................................        19,803
     High Income Portfolio Initial Class (High Income
      I-Class) -- 643,493.640 shares at $11.31 per share
      (cost $6,964,598).....................................     7,277,912
     Overseas Portfolio Initial Class (Overseas
      I-Class) -- 660,786.721 shares at $27.44 per share
      (cost $9,282,319).....................................    18,131,989
     Overseas Portfolio Service Class (Overseas
      S-Class) -- 1.414 shares at $27.38 per share (cost
      $36)..................................................            39
  VARIABLE INSURANCE PRODUCTS FUND II:
     Asset Manager Portfolio Initial Class (Asset Manager
      I-Class) -- 1,769,690.988 shares at $18.67 per share
      (cost $25,080,444)....................................    33,040,130
     Asset Manager Portfolio Service Class (Asset Manager
      S-Class) -- 21.069 shares at $18.59 per share (cost
      $384).................................................           392
     Investment Grade Bond Portfolio Initial Class
      (Investment Grade Bond I-Class) -- 310,807.857 shares
      at $12.16 per share (cost $3,717,866).................     3,779,423
     Contrafund Portfolio Initial Class (Contrafund
      I-Class) -- 714,800.541 shares at $29.15 per share
      (cost $13,879,737)....................................    20,836,438
     Contrafund Portfolio Service Class (Contrafund
      S-Class) -- 299.329 shares at $29.10 per share (cost
      $8,528)...............................................         8,710
     Asset Manager Growth Portfolio Initial Class (Asset
      Manager Growth I-Class) -- 236,100.860 shares at
      $18.38 per share (cost $3,489,495)....................     4,339,535
  ALGER AMERICAN FUND:
     Balanced Portfolio (Balanced) -- 326,807.439 shares at
      $15.57 per share (cost $3,861,056)....................     5,088,391
     Leveraged Allcap Portfolio (Leveraged
      Allcap) -- 367,145.479 shares at $57.97 per share
      (cost $12,666,837)....................................    21,283,423

The accompanying notes are an integral part of these financial statements.

                                     F-I- 2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

ASSETS, CONTINUED

MFS VARIABLE INSURANCE TRUST:
     World Governments Series Portfolio (World Governments
      Series) -- 40,718.448 shares at $10.03 per share (cost
      $411,142).............................................  $    408,406
     Utilities Series Portfolio (Utilities
      Series) -- 232,575.290 shares at $24.16 per share
      (cost $4,106,211).....................................     5,619,019
     New Discovery Series Portfolio (New Discovery
      Series) -- 8,750.402 shares at $17.27 per share (cost
      $143,173).............................................       151,120
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
     Asian Equity Portfolio (Asian Equity) -- 116,856.034
      shares at $9.34 per share (cost $757,264).............     1,091,435
     Emerging Markets Equity Portfolio (Emerging Markets
      Equity) -- 157,426.804 shares at $13.84 per share
      (cost $1,624,721).....................................     2,178,789
     Global Equity Portfolio (Global Equity) -- 207,539.068
      shares at $12.88 per share (cost $2,574,700)..........     2,673,103
     International Magnum Portfolio (International
      Magnum) -- 126,932.562 shares at $13.89 per share
      (cost $1,460,963).....................................     1,763,093
     U.S. Real Estate Portfolio (U.S. Real
      Estate) -- 96,540.525 shares at $9.11 per share (cost
      $1,036,611)...........................................       879,484
CALVERT VARIABLE SERIES, INC., AMERITAS PORTFOLIOS:
     Ameritas Emerging Growth Portfolio (Emerging
      Growth) -- 623,113.360 shares at $37.86 per share
      (cost $16,161,699)....................................    23,591,072
     Ameritas Growth Portfolio (Growth) -- 564,421.258
      shares at $64.83 per share (cost $31,702,408).........    36,591,430
     Ameritas Growth with Income Portfolio (Growth with
      Income) -- 181,873.924 shares at $21.17 per share
      (cost $3,680,933).....................................     3,850,270
     Ameritas Income and Growth Portfolio (Income and
      Growth) -- 668,452.484 shares at $17.35 per share
      (cost $9,316,921).....................................    11,597,650
     Ameritas Index 500 Portfolio (Index 500) -- 181,738.510
      shares at $167.30 per share (cost $28,210,421)........    30,404,852
     Ameritas Midcap Growth Portfolio (Midcap
      Growth) -- 505,493.406 shares at $31.50 per share
      (cost $13,387,683)....................................    15,923,042
     Ameritas Money Market Portfolio (Money
      Market) -- 18,688,200.480 shares at $1.00 per share
      (cost $18,688,200)....................................    18,688,200
     Ameritas Research Portfolio (Research) -- 187,533.532
      shares at $22.99 per share (cost $3,784,743)..........     4,311,395
     Ameritas Small Capitalization Portfolio (Small
      Cap) -- 568,578.051 shares at $56.42 per share (cost
      $25,098,528)..........................................    32,079,174
                                                              ------------
     NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS.........  $402,722,050
                                                              ============

The accompanying notes are an integral part of these financial statements.

                                     F-I- 3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                             VARIABLE INSURANCE
                                                                               PRODUCTS FUND
                                                                           ----------------------
                                                                             MONEY       EQUITY
                                                                            MARKET       INCOME
                                                                TOTAL       I-CLASS     I-CLASS
                                                             -----------   ---------   ----------
                           1999
INVESTMENT INCOME:
  Dividend distributions received..........................  $ 4,242,954   $ 624,763   $  438,682
  Mortality and expense risk charge........................   (2,932,292)   (103,738)    (285,410)
                                                             -----------   ---------   ----------
NET INVESTMENT INCOME (LOSS)...............................    1,310,662     521,025      153,272
                                                             -----------   ---------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions..........................   18,596,394          --      969,719
  Net change in unrealized appreciation (depreciation).....   65,629,180          --      411,890
                                                             -----------   ---------   ----------
NET GAIN (LOSS) ON INVESTMENTS.............................   84,225,574          --    1,381,609
                                                             -----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $85,536,236   $ 521,025   $1,534,881
                                                             ===========   =========   ==========
                           1998
INVESTMENT INCOME:
  Dividend distributions received..........................  $ 3,349,781   $ 571,068   $  350,608
  Mortality and expense risk charge........................   (2,163,874)   (100,578)    (257,976)
                                                             -----------   ---------   ----------
NET INVESTMENT INCOME (LOSS)...............................    1,185,907     470,490       92,632
                                                             -----------   ---------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions..........................   17,147,973          --    1,247,753
  Net change in unrealized appreciation (depreciation).....   30,032,940          --    1,327,445
                                                             -----------   ---------   ----------
NET GAIN (LOSS) ON INVESTMENTS.............................   47,180,913          --    2,575,198
                                                             -----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $48,366,820   $ 470,490   $2,667,830
                                                             ===========   =========   ==========
                           1997
INVESTMENT INCOME:
  Dividend distributions received..........................  $ 2,670,710   $ 463,675   $  290,414
  Mortality and expense risk charge........................   (1,574,558)    (84,611)    (201,066)
                                                             -----------   ---------   ----------
NET INVESTMENT INCOME (LOSS)...............................    1,096,152     379,064       89,348
                                                             -----------   ---------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain distributions..........................    6,045,040          --    1,460,138
  Net change in unrealized appreciation (depreciation).....   21,418,187          --    3,371,385
                                                             -----------   ---------   ----------
NET GAIN (LOSS) ON INVESTMENTS.............................   27,463,227          --    4,831,523
                                                             -----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $28,559,379   $ 379,064   $4,920,871
                                                             ===========   =========   ==========

---------------
(1) Commenced business 11/02/99
(2) Commenced business 11/02/99
(3) Commenced business 12/07/99

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

                    VARIABLE INSURANCE PRODUCTS FUND
    ----------------------------------------------------------------
      EQUITY
      INCOME       GROWTH        GROWTH     HIGH INCOME    OVERSEAS     OVERSEAS
    S-CLASS(1)     I-CLASS     S-CLASS(2)     I-CLASS      I-CLASS     S-CLASS(3)
    ----------   -----------   ----------   -----------   ----------   ----------
       $ --      $    82,737      $ --      $   792,857   $  226,340      $ --
         --         (489,259)       (5)         (69,467)    (138,144)       --
       ----      -----------      ----      -----------   ----------      ----
         --         (406,522)       (5)         723,390       88,196        --
       ----      -----------      ----      -----------   ----------      ----
         --        5,202,111        --           29,639      365,064        --
          5       12,361,324       690         (141,192)   5,444,790         3
       ----      -----------      ----      -----------   ----------      ----
          5       17,563,435       690         (111,553)   5,809,854         3
       ----      -----------      ----      -----------   ----------      ----
       $  5      $17,156,913      $685      $   611,837   $5,898,050      $  3
       ====      ===========      ====      ===========   ==========      ====
       $ --      $   167,972      $ --      $   558,849   $  271,677      $ --
         --         (354,109)       --          (73,002)    (128,820)       --
       ----      -----------      ----      -----------   ----------      ----
         --         (186,137)       --          485,847      142,857        --
       ----      -----------      ----      -----------   ----------      ----
         --        4,393,780        --          355,102      800,734        --
         --        8,556,162        --       (1,057,850)     959,668        --
       ----      -----------      ----      -----------   ----------      ----
         --       12,949,942        --         (702,748)   1,760,402        --
       ----      -----------      ----      -----------   ----------      ----
       $ --      $12,763,805      $ --      $  (216,901)  $1,903,259      $ --
       ====      ===========      ====      ===========   ==========      ====
       $ --      $   177,070      $ --      $   456,382   $  183,138      $ --
         --         (278,073)       --          (65,009)    (115,217)       --
       ----      -----------      ----      -----------   ----------      ----
         --         (101,003)       --          391,373       67,921        --
       ----      -----------      ----      -----------   ----------      ----
         --          792,600        --           56,407      727,004        --
         --        5,089,744        --          585,776      646,688        --
       ----      -----------      ----      -----------   ----------      ----
         --        5,882,344        --          642,183    1,373,692        --
       ----      -----------      ----      -----------   ----------      ----
       $ --      $ 5,781,341      $ --      $ 1,033,556   $1,441,613      $ --
       ====      ===========      ====      ===========   ==========      ====

                                     F-I- 5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                            VARIABLE INSURANCE PRODUCTS FUND II
                                                   -----------------------------------------------------
                                                                                INVESTMENT
                                                     ASSET          ASSET         GRADE
                                                    MANAGER        MANAGER         BOND       CONTRAFUND
                                                    I-CLASS      S-CLASS (1)     I-CLASS       I-CLASS
                                                   ----------    -----------    ----------    ----------
                     1999
INVESTMENT INCOME:
  Dividend distributions received..............    $1,054,568        $--        $ 178,023     $   68,862
  Mortality and expense risk charge............      (290,374)       --           (39,812)      (148,735)
                                                   ----------        --         ---------     ----------
NET INVESTMENT INCOME (LOSS)...................       764,194        --           138,211        (79,873)
                                                   ----------        --         ---------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............     1,335,786        --            55,850        504,989
  Net change in unrealized appreciation
     (depreciation)............................       995,823         8          (290,852)     3,286,645
                                                   ----------        --         ---------     ----------
NET GAIN (LOSS) ON INVESTMENTS.................     2,331,609         8          (235,002)     3,791,634
                                                   ----------        --         ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................    $3,095,803        $8         $ (96,791)    $3,711,761
                                                   ==========        ==         =========     ==========
                     1998
INVESTMENT INCOME:
  Dividend distributions received..............    $  882,316        $--        $ 146,622     $   56,896
  Mortality and expense risk charge............      (271,404)       --           (39,733)       (93,506)
                                                   ----------        --         ---------     ----------
NET INVESTMENT INCOME (LOSS)...................       610,912        --           106,889        (36,610)
                                                   ----------        --         ---------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............     2,646,949        --            17,396        418,590
  Net change in unrealized appreciation
     (depreciation)............................       637,938        --           179,497      2,407,939
                                                   ----------        --         ---------     ----------
NET GAIN (LOSS) ON INVESTMENTS.................     3,284,887        --           196,893      2,826,529
                                                   ----------        --         ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................    $3,895,799        $--        $ 303,782     $2,789,919
                                                   ==========        ==         =========     ==========
                     1997
INVESTMENT INCOME:
  Dividend distributions received..............    $  782,791        $--        $ 138,030     $   28,971
  Mortality and expense risk charge............      (232,839)       --           (25,608)       (50,896)
                                                   ----------        --         ---------     ----------
NET INVESTMENT INCOME (LOSS)...................       549,952        --           112,422        (21,925)
                                                   ----------        --         ---------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............     1,963,611        --                --         76,565
  Net change in unrealized appreciation
     (depreciation)............................     1,992,988        --            89,590        991,738
                                                   ----------        --         ---------     ----------
NET GAIN (LOSS) ON INVESTMENTS.................     3,956,599        --            89,590      1,068,303
                                                   ----------        --         ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................    $4,506,551        $--        $ 202,012     $1,046,378
                                                   ==========        ==         =========     ==========

---------------
(1) Commenced business 11/29/99
(2) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

     VARIABLE INSURANCE PRODUCTS FUND II                           ALGER AMERICAN FUND
---------------------------------------------    --------------------------------------------------------
                                      ASSET
                                     MANAGER
        CONTRAFUND     INDEX 500      GROWTH         SMALL                       INCOME AND      MIDCAP
        S-CLASS(2)      I-CLASS      I-CLASS     CAPITALIZATION      GROWTH        GROWTH        GROWTH
        -----------    ----------    --------    --------------    ----------    ----------    ----------
        $        --    $  201,036    $ 80,579      $       --      $   37,125    $   14,347    $       --
                 --      (174,834)    (32,359)       (167,614)       (201,618)      (57,170)      (91,219)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --        26,202      48,220        (167,614)       (164,493)      (42,823)      (91,219)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --       136,418     133,643       2,786,842       2,534,821       426,544     1,862,002
                182     2,171,872     333,686         352,557       1,454,079       490,297      (948,010)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                182     2,308,290     467,329       3,139,399       3,988,900       916,841       913,992
        -----------    ----------    --------      ----------      ----------    ----------    ----------
        $       182    $2,334,492    $515,549      $2,971,785      $3,824,407    $  874,018    $  822,773
        ===========    ==========    ========      ==========      ==========    ==========    ==========
        $        --    $  131,792    $ 49,741      $       --      $   41,754    $   17,735    $       --
                 --      (135,441)    (25,300)       (169,257)       (155,688)      (49,041)      (81,791)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --        (3,649)     24,441        (169,257)       (113,934)      (31,306)      (81,791)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --       305,253     232,615       2,446,741       2,551,580       490,671       742,049
                 --     3,342,102     175,258         623,620       4,267,982     1,071,043     1,766,399
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --     3,647,355     407,873       3,070,361       6,819,562     1,561,714     2,508,448
        -----------    ----------    --------      ----------      ----------    ----------    ----------
        $        --    $3,643,706    $432,314      $2,901,104      $6,705,628    $1,530,408    $2,426,657
        ===========    ==========    ========      ==========      ==========    ==========    ==========
        $        --    $   32,977    $     --      $       --      $   32,883    $   12,791    $    3,623
                 --       (71,508)    (14,685)       (142,416)        (98,937)      (28,862)      (62,763)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --       (38,531)    (14,685)       (142,416)        (66,054)      (16,071)      (59,140)
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --        66,916       1,179         550,941          59,552       105,818        88,340
                 --     1,946,609     322,064       1,210,960       2,142,136       755,171       768,190
        -----------    ----------    --------      ----------      ----------    ----------    ----------
                 --     2,013,525     323,243       1,761,901       2,201,688       860,989       856,530
        -----------    ----------    --------      ----------      ----------    ----------    ----------
        $        --    $1,974,994    $308,558      $1,619,485      $2,135,634    $  844,918    $  797,390
        ===========    ==========    ========      ==========      ==========    ==========    ==========

                                     F-I- 7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                               MFS VARIABLE INSURANCE
                                                     ALGER AMERICAN FUND                TRUST
                                                    ----------------------    -------------------------
                                                                               EMERGING        WORLD
                                                                LEVERAGED       GROWTH      GOVERNMENTS
                                                    BALANCED      ALLCAP        SERIES        SERIES
                                                    --------    ----------    ----------    -----------
                      1999
INVESTMENT INCOME:
  Dividend distributions received...............    $ 39,415    $       --    $       --     $ 21,210
  Mortality and expense risk charge.............     (33,636)      (99,090)     (100,195)      (3,721)
                                                    --------    ----------    ----------     --------
NET INVESTMENT INCOME (LOSS)....................       5,779       (99,090)     (100,195)      17,489
                                                    --------    ----------    ----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions...............     199,925       658,702            --           --
  Net change in unrealized appreciation
     (depreciation).............................     769,554     6,672,254     2,583,588      (32,288)
                                                    --------    ----------    ----------     --------
NET GAIN (LOSS) ON INVESTMENTS..................     969,479     7,330,956     2,583,588      (32,288)
                                                    --------    ----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................    $975,258    $7,231,866    $2,483,393     $(14,799)
                                                    ========    ==========    ==========     ========
                      1998
INVESTMENT INCOME:
  Dividend distributions received...............    $ 24,247    $       --    $       --     $  3,936
  Mortality and expense risk charge.............     (16,462)      (31,317)      (83,222)      (3,503)
                                                    --------    ----------    ----------     --------
NET INVESTMENT INCOME (LOSS)....................       7,785       (31,317)      (83,222)         433
                                                    --------    ----------    ----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions...............     107,704       147,338        76,320           --
  Net change in unrealized appreciation
     (depreciation).............................     417,950     1,626,709     2,714,274       29,642
                                                    --------    ----------    ----------     --------
NET GAIN (LOSS) ON INVESTMENTS..................     525,654     1,774,047     2,790,594       29,642
                                                    --------    ----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................    $533,439    $1,742,730    $2,707,372     $ 30,075
                                                    ========    ==========    ==========     ========
                      1997
INVESTMENT INCOME:
  Dividend distributions received...............    $ 12,338    $       --    $       --     $  3,537
  Mortality and expense risk charge.............     (10,092)      (17,451)      (44,359)      (1,978)
                                                    --------    ----------    ----------     --------
NET INVESTMENT INCOME (LOSS)....................       2,246       (17,451)      (44,359)       1,559
                                                    --------    ----------    ----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions...............      16,729            --            --        1,603
  Net change in unrealized appreciation
     (depreciation).............................     162,920       298,847       937,800       (6,568)
                                                    --------    ----------    ----------     --------
NET GAIN (LOSS) ON INVESTMENTS..................     179,649       298,847       937,800       (4,965)
                                                    --------    ----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................    $181,895    $  281,396    $  893,441     $ (3,406)
                                                    ========    ==========    ==========     ========

---------------
(1) Commenced business 04/08/97
(2) Commenced business 04/03/97
(3) Commenced business 11/12/99
(4) Commenced business 04/22/97
(5) Commenced business 04/08/97
(6) Commenced business 04/17/97
The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

                                                          MORGAN STANLEY DEAN WITTER
              MFS VARIABLE INSURANCE TRUST                   UNIVERSAL FUNDS, INC.
    ------------------------------------------------   ---------------------------------
                             GROWTH WITH      NEW                  EMERGING
    UTILITIES    RESEARCH      INCOME      DISCOVERY     ASIAN      MARKETS     GLOBAL
      SERIES     SERIES(1)    SERIES(2)    SERIES(3)   EQUITY(4)   EQUITY(5)   EQUITY(6)
    ----------   ---------   -----------   ---------   ---------   ---------   ---------
    $   45,844   $  6,589     $ 12,252      $   --     $  5,861    $     320   $ 30,920
       (35,886)   (23,950)     (25,262)        (37)      (5,901)     (10,340)   (20,462)
    ----------   --------     --------      ------     --------    ---------   --------
         9,958    (17,361)     (13,010)        (37)         (40)     (10,020)    10,458
    ----------   --------     --------      ------     --------    ---------   --------
       230,507     34,817       14,706       1,661           --           --    119,961
       986,318    222,022       (9,958)      7,946      388,267      917,707    (47,308)
    ----------   --------     --------      ------     --------    ---------   --------
     1,216,825    256,839        4,748       9,607      388,267      917,707     72,653
    ----------   --------     --------      ------     --------    ---------   --------
    $1,226,783   $239,478     $ (8,262)     $9,570     $388,227    $ 907,687   $ 83,111
    ==========   ========     ========      ======     ========    =========   ========
    $   24,469   $  2,571     $     --      $   --     $  2,129    $   4,381   $ 14,013
       (20,971)   (17,327)     (19,348)         --       (2,084)      (7,282)   (13,265)
    ----------   --------     --------      ------     --------    ---------   --------
         3,498    (14,756)     (19,348)         --           45       (2,901)       748
    ----------   --------     --------      ------     --------    ---------   --------
       111,249     33,714           --          --           --           --     12,591
       262,317    383,697      490,661          --       (2,798)    (219,226)   143,561
    ----------   --------     --------      ------     --------    ---------   --------
       373,566    417,411      490,661          --       (2,798)    (219,226)   156,152
    ----------   --------     --------      ------     --------    ---------   --------
    $  377,064   $402,655     $471,313      $   --     $ (2,753)   $(222,127)  $156,900
    ==========   ========     ========      ======     ========    =========   ========
    $       --   $     --     $  6,744      $   --     $    232    $   4,896   $  5,533
        (7,542)    (2,824)      (2,761)         --         (495)      (3,435)    (2,294)
    ----------   --------     --------      ------     --------    ---------   --------
        (7,542)    (2,824)       3,983          --         (263)       1,461      3,239
    ----------   --------     --------      ------     --------    ---------   --------
            --         --       31,548          --           --       21,661     11,816
       255,610     18,241        3,513          --      (51,298)    (144,415)     2,150
    ----------   --------     --------      ------     --------    ---------   --------
       255,610     18,241       35,061          --      (51,298)    (122,754)    13,966
    ----------   --------     --------      ------     --------    ---------   --------
    $  248,068   $ 15,417     $ 39,044      $   --     $(51,561)   $(121,293)  $ 17,205
    ==========   ========     ========      ======     ========    =========   ========

                                     F-I- 9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                   MORGAN STANLEY DEAN WITTER     CALVERT VARIABLE SERIES, INC.,
                                                      UNIVERSAL FUNDS, INC.            AMERITAS PORTFOLIOS
                                                   ---------------------------    ------------------------------
                                                   INTERNATIONAL    U.S. REAL       EMERGING
                                                     MAGNUM(1)      ESTATE(2)       GROWTH(3)        GROWTH(4)
                                                   -------------    ----------    -------------    -------------
                     1999
INVESTMENT INCOME:
  Dividend distributions received..............      $ 13,210       $  48,301      $       --       $    4,570
  Mortality and expense risk charge............       (11,040)         (7,470)        (29,906)         (53,250)
                                                     --------       ---------      ----------       ----------
Net investment income (loss)...................         2,170          40,831         (29,906)         (48,680)
                                                     --------       ---------      ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............         5,512              --              --               --
  Net change in unrealized appreciation
     (depreciation)............................       307,353         (65,623)      7,429,373        4,889,022
                                                     --------       ---------      ----------       ----------
NET GAIN (LOSS) ON INVESTMENTS.................       312,865         (65,623)      7,429,373        4,889,022
                                                     --------       ---------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................      $315,035       $ (24,792)     $7,399,467       $4,840,342
                                                     ========       =========      ==========       ==========
                     1998
INVESTMENT INCOME:
  Dividend distributions received..............      $  2,795       $  24,210      $       --       $       --
  Mortality and expense risk charge............        (6,689)         (6,758)             --               --
                                                     --------       ---------      ----------       ----------
NET INVESTMENT INCOME (LOSS)...................        (3,894)         17,452              --               --
                                                     --------       ---------      ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............         3,255           6,589              --               --
  Net change in unrealized appreciation
     (depreciation)............................        39,545        (110,595)             --               --
                                                     --------       ---------      ----------       ----------
NET GAIN (LOSS) ON INVESTMENTS.................        42,800        (104,006)             --               --
                                                     --------       ---------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................      $ 38,906       $ (86,554)     $       --       $       --
                                                     ========       =========      ==========       ==========
                     1997
INVESTMENT INCOME:
  Dividend distributions received..............      $ 15,852       $   9,641      $       --       $       --
  Mortality and expense risk charge............        (1,903)         (1,584)             --               --
                                                     --------       ---------      ----------       ----------
NET INVESTMENT INCOME (LOSS)...................        13,949           8,057              --               --
                                                     --------       ---------      ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain distributions..............         1,056          11,556              --               --
  Net change in unrealized appreciation
     (depreciation)............................       (44,768)         19,091              --               --
                                                     --------       ---------      ----------       ----------
NET GAIN (LOSS) ON INVESTMENTS.................       (43,712)         30,647              --               --
                                                     --------       ---------      ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................      $(29,763)      $  38,704      $       --       $       --
                                                     ========       =========      ==========       ==========

---------------
 (1) Commenced business 04/07/97
 (2) Commenced business 04/28/97
 (3) Commenced business 10/29/99
 (4) Commenced business 10/29/99
 (5) Commenced business 10/29/99
 (6) Commenced business 10/29/99
 (7) Commenced business 10/29/99
 (8) Commenced business 10/29/99
 (9) Commenced business 10/28/99
(10) Commenced business 10/29/99
(11) Commenced business 10/29/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 10

                                  CALVERT VARIABLE SERIES, INC.,
                                        AMERITAS PORTFOLIOS
    -------------------------------------------------------------------------------------------   DREYFUS
    -------------------------------------------------------------------------------------------   --------
    GROWTH WITH   INCOME AND     INDEX        MIDCAP       MONEY                       SMALL       STOCK
     INCOME(5)    GROWTH(6)      500(7)     GROWTH(8)    MARKET(9)    RESEARCH(10)    CAP(11)      INDEX
    -----------   ----------   ----------   ----------   ----------   ------------   ----------   --------
     $  1,856     $       --   $   45,131   $       --    $167,556      $     --     $       --   $     --
       (5,394)       (16,266)     (44,210)     (23,079)    (42,280)       (6,148)       (45,011)        --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
       (3,538)       (16,266)         921      (23,079)    125,276        (6,148)       (45,011)        --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --        330,344           --      358,344          --        48,862        249,625         --
      169,338      2,280,729    2,194,432    2,535,359          --       526,653      6,980,645         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
      169,338      2,611,073    2,194,432    2,893,703          --       575,515      7,230,270         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
     $165,800     $2,594,807   $2,195,353   $2,870,624    $125,276      $569,367     $7,185,259   $
     ========     ==========   ==========   ==========    ========      ========     ==========   ========
     $     --     $       --   $       --   $       --    $     --      $     --     $       --   $     --
           --             --           --           --          --            --             --         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --         --
           --             --           --           --          --            --             --         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --         --
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
     $     --     $       --   $       --   $       --    $     --      $     --     $       --   $     --
     ========     ==========   ==========   ==========    ========      ========     ==========   ========
     $     --     $       --   $       --   $       --    $     --      $     --     $       --   $  9,192
           --             --           --           --          --            --             --     (5,350)
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --      3,842
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --         --
           --             --           --           --          --            --             --     54,025
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
           --             --           --           --          --            --             --     54,025
     --------     ----------   ----------   ----------    --------      --------     ----------   --------
     $     --     $       --   $       --   $       --    $     --      $     --     $       --   $ 57,867
     ========     ==========   ==========   ==========    ========      ========     ==========   ========

                                    F-I- 11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                            VARIABLE INSURANCE
                                                                               PRODUCTS FUND
                                                                        ---------------------------
                                                                           MONEY          EQUITY
                                                                           MARKET         INCOME
                                                           TOTAL          I-CLASS         I-CLASS
                                                        ------------    ------------    -----------
                        1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)......................    $  1,310,662    $    521,025    $   153,272
  Net realized gain distributions...................      18,596,394              --        969,719
  Net change in unrealized appreciation
     (depreciation).................................      65,629,180              --        411,890
                                                        ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      85,536,236         521,025      1,534,881
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS......................................      34,532,740     (11,626,149)      (173,132)
                                                        ------------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............     120,068,976     (11,105,124)     1,361,749
NET ASSETS AT JANUARY 1, 1999.......................     282,653,074      11,105,124     29,491,589
                                                        ------------    ------------    -----------
NET ASSETS AT DECEMBER 31, 1999.....................    $402,722,050    $         --    $30,853,338
                                                        ============    ============    ===========
                        1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)......................    $  1,185,907    $    470,490    $    92,632
  Net realized gain distributions...................      17,147,973              --      1,247,753
  Net change in unrealized appreciation
     (depreciation).................................      30,032,940              --      1,327,445
                                                        ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      48,366,820         470,490      2,667,830
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS......................................      36,557,125       3,082,148      2,101,252
                                                        ------------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............      84,923,945       3,552,638      4,769,082
NET ASSETS AT JANUARY 1, 1998.......................     197,729,129       7,552,486     24,722,507
                                                        ------------    ------------    -----------
NET ASSETS AT DECEMBER 31, 1998.....................    $282,653,074    $ 11,105,124    $29,491,589
                                                        ============    ============    ===========
                        1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)......................    $  1,096,152    $    379,064    $    89,348
  Net realized gain distributions...................       6,045,040              --      1,460,138
  Net change in unrealized appreciation
     (depreciation).................................      21,418,187              --      3,371,385
                                                        ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................      28,559,379         379,064      4,920,871
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS......................................      33,090,017        (464,346)     2,617,832
                                                        ------------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............      61,649,396         (85,282)     7,538,703
NET ASSETS AT JANUARY 1, 1997.......................     136,079,733       7,637,768     17,183,804
                                                        ------------    ------------    -----------
NET ASSETS AT DECEMBER 31, 1997.....................    $197,729,129    $  7,552,486    $24,722,507
                                                        ============    ============    ===========

---------------
(1) Commenced business 11/02/99
(2) Commenced business 11/02/99
(3) Commenced business 12/07/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 12

                           VARIABLE INSURANCE PRODUCTS FUND
    -------------------------------------------------------------------------------
      EQUITY
      INCOME       GROWTH        GROWTH     HIGH INCOME    OVERSEAS      OVERSEAS
    S-CLASS(1)     I-CLASS     S-CLASS(2)     I-CLASS       I-CLASS     S-CLASS(3)
    ----------   -----------   ----------   -----------   -----------   -----------
       $ --      $  (406,522)   $    (5)    $   723,390   $    88,196       $--
         --        5,202,111         --          29,639       365,064        --
          5       12,361,324        690        (141,192)    5,444,790         3
       ----      -----------    -------     -----------   -----------       ---
          5       17,156,913        685         611,837     5,898,050         3
        594        2,880,969     19,118      (1,595,898)   (2,386,280)       36
       ----      -----------    -------     -----------   -----------       ---
        599       20,037,882     19,803        (984,061)    3,511,770        39
         --       46,222,512         --       8,261,973    14,620,219        --
       ----      -----------    -------     -----------   -----------       ---
       $599      $66,260,394    $19,803     $ 7,277,912   $18,131,989       $39
       ====      ===========    =======     ===========   ===========       ===
       $ --      $  (186,137)   $    --     $   485,847   $   142,857       $--
         --        4,393,780         --         355,102       800,734        --
         --        8,556,162         --      (1,057,850)      959,668        --
       ----      -----------    -------     -----------   -----------       ---
         --       12,763,805         --        (216,901)    1,903,259        --
         --        1,105,036         --         353,039      (628,523)       --
       ----      -----------    -------     -----------   -----------       ---
         --       13,868,841         --         136,138     1,274,736        --
         --       32,353,671         --       8,125,835    13,345,483        --
       ----      -----------    -------     -----------   -----------       ---
       $ --      $46,222,512    $    --     $ 8,261,973   $14,620,219       $--
       ====      ===========    =======     ===========   ===========       ===
       $ --      $  (101,003)   $    --     $   391,373   $    67,921       $--
         --          792,600         --          56,407       727,004        --
         --        5,089,744         --         585,776       646,688        --
       ----      -----------    -------     -----------   -----------       ---
         --        5,781,341         --       1,033,556     1,441,613        --
         --          382,227         --         104,745     1,242,175        --
       ----      -----------    -------     -----------   -----------       ---
         --        6,163,568         --       1,138,301     2,683,788        --
         --       26,190,103         --       6,987,534    10,661,695        --
       ----      -----------    -------     -----------   -----------       ---
       $ --      $32,353,671    $    --     $ 8,125,835   $13,345,483       $--
       ====      ===========    =======     ===========   ===========       ===

                                    F-I- 13

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                            VARIABLE INSURANCE PRODUCTS FUND II
                                                    ---------------------------------------------------
                                                       ASSET        ASSET      INVESTMENT
                                                      MANAGER      MANAGER     GRADE BOND   CONTRAFUND
                                                      I-CLASS     S-CLASS(1)    I-CLASS       I-CLASS
                                                    -----------   ----------   ----------   -----------
                       1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................  $   764,194      $ --      $  138,211   $   (79,873)
  Net realized gain distributions.................    1,335,786        --          55,850       504,989
  Net change in unrealized appreciation
     (depreciation)...............................      995,823         8        (290,852)    3,286,645
                                                    -----------      ----      ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    3,095,803         8         (96,791)    3,711,761
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS....................................   (1,888,691)      384        (571,758)    3,385,621
                                                    -----------      ----      ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    1,207,112       392        (668,549)    7,097,382
NET ASSETS AT JANUARY 1, 1999.....................   31,833,018        --       4,447,972    13,739,056
                                                    -----------      ----      ----------   -----------
NET ASSETS AT DECEMBER 31, 1999...................  $33,040,130      $392      $3,779,423   $20,836,438
                                                    ===========      ====      ==========   ===========
                       1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................  $   610,912      $ --      $  106,889   $   (36,610)
  Net realized gain distributions.................    2,646,949        --          17,396       418,590
  Net change in unrealized appreciation
     (depreciation)...............................      637,938        --         179,497     2,407,939
                                                    -----------      ----      ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    3,895,799        --         303,782     2,789,919
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS....................................      353,744        --       1,166,836     3,190,211
                                                    -----------      ----      ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    4,249,543        --       1,470,618     5,980,130
NET ASSETS AT JANUARY 1, 1998.....................   27,583,475        --       2,977,354     7,758,926
                                                    -----------      ----      ----------   -----------
NET ASSETS AT DECEMBER 31, 1998...................  $31,833,018      $ --      $4,447,972   $13,739,056
                                                    ===========      ====      ==========   ===========
                       1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)....................  $   549,952      $ --      $  112,422   $   (21,925)
  Net realized gain distributions.................    1,963,611        --              --        76,565
  Net change in unrealized appreciation
     (depreciation)...............................    1,992,988        --          89,590       991,738
                                                    -----------      ----      ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    4,506,551        --         202,012     1,046,378
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS....................................      614,816        --         422,976     3,787,942
                                                    -----------      ----      ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    5,121,367        --         624,988     4,834,320
NET ASSETS AT JANUARY 1, 1997.....................   22,462,108        --       2,352,366     2,924,606
                                                    -----------      ----      ----------   -----------
NET ASSETS AT DECEMBER 31, 1997...................  $27,583,475      $ --      $2,977,354   $ 7,758,926
                                                    ===========      ====      ==========   ===========

---------------
(1) Commenced business 11/29/99
(2) Commenced business 11/29/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 14

       VARIABLE INSURANCE PRODUCTS FUND II                          ALGER AMERICAN FUND
    -----------------------------------------   ------------------------------------------------------------
                                ASSET MANAGER
    CONTRAFUND    INDEX 500        GROWTH           SMALL                        INCOME AND
    S-CLASS(2)     I-CLASS         I-CLASS      CAPITALIZATION      GROWTH         GROWTH      MIDCAP GROWTH
    ----------   ------------   -------------   --------------   ------------   ------------   -------------
      $   --     $     26,202    $   48,220      $   (167,614)   $   (164,493)  $    (42,823)  $    (91,219)
          --          136,418       133,643         2,786,842       2,534,821        426,544      1,862,002
         182        2,171,872       333,686           352,557       1,454,079        490,297       (948,010)
      ------     ------------    ----------      ------------    ------------   ------------   ------------
         182        2,334,492       515,549         2,971,785       3,824,407        874,018        822,773
       8,528      (22,163,611)      518,100       (25,232,993)    (27,172,870)    (7,875,584)   (12,108,131)
      ------     ------------    ----------      ------------    ------------   ------------   ------------
       8,710      (19,829,119)    1,033,649       (22,261,208)    (23,348,463)    (7,001,566)   (11,285,358)
          --       19,829,119     3,305,886        22,261,208      23,348,463      7,001,566     11,285,358
      ------     ------------    ----------      ------------    ------------   ------------   ------------
      $8,710     $         --    $4,339,535      $         --    $         --   $         --   $         --
      ======     ============    ==========      ============    ============   ============   ============
      $   --     $     (3,649)   $   24,441      $   (169,257)   $   (113,934)  $    (31,306)  $    (81,791)
          --          305,253       232,615         2,446,741       2,551,580        490,671        742,049
          --        3,342,102       175,258           623,620       4,267,982      1,071,043      1,766,399
      ------     ------------    ----------      ------------    ------------   ------------   ------------
          --        3,643,706       432,314         2,901,104       6,705,628      1,530,408      2,426,657
          --        5,349,378       582,288         1,708,481       3,802,750      1,281,319      1,308,265
      ------     ------------    ----------      ------------    ------------   ------------   ------------
          --        8,993,084     1,014,602         4,609,585      10,508,378      2,811,727      3,734,922
          --       10,836,035     2,291,284        17,651,623      12,840,085      4,189,839      7,550,436
      ------     ------------    ----------      ------------    ------------   ------------   ------------
      $   --     $ 19,829,119    $3,305,886      $ 22,261,208    $ 23,348,463   $  7,001,566   $ 11,285,358
      ======     ============    ==========      ============    ============   ============   ============
      $   --     $    (38,531)   $  (14,685)     $   (142,416)   $    (66,054)  $    (16,071)  $    (59,140)
          --           66,916         1,179           550,941          59,552        105,818         88,340
          --        1,946,609       322,064         1,210,960       2,142,136        755,171        768,190
      ------     ------------    ----------      ------------    ------------   ------------   ------------
          --        1,974,994       308,558         1,619,485       2,135,634        844,918        797,390
          --        6,930,829     1,426,686         1,904,475       2,704,106      1,369,132      1,117,517
      ------     ------------    ----------      ------------    ------------   ------------   ------------
          --        8,905,823     1,735,244         3,523,960       4,839,740      2,214,050      1,914,907
          --        1,930,212       556,040        14,127,663       8,000,345      1,975,789      5,635,529
      ------     ------------    ----------      ------------    ------------   ------------   ------------
      $   --     $ 10,836,035    $2,291,284      $ 17,651,623    $ 12,840,085   $  4,189,839   $  7,550,436
      ======     ============    ==========      ============    ============   ============   ============

                                    F-I- 15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                  ALGER AMERICAN FUND       MFS VARIABLE INSURANCE TRUST
                                               -------------------------    ----------------------------
                                                                                                WORLD
                                                              LEVERAGED       EMERGING       GOVERNMENTS
                                                BALANCED       ALLCAP       GROWTH SERIES      SERIES
                                               ----------    -----------    -------------    -----------
                   1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).............    $    5,779    $   (99,090)   $   (100,195)     $  17,489
  Net realized gain distributions..........       199,925        658,702              --             --
  Net change in unrealized appreciation
     (depreciation)........................       769,554      6,672,254       2,583,588        (32,288)
                                               ----------    -----------    ------------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................       975,258      7,231,866       2,483,393        (14,799)
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................     1,387,144      8,506,289     (14,698,847)      (138,861)
                                               ----------    -----------    ------------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS....     2,362,402     15,738,155     (12,215,454)      (153,660)
NET ASSETS AT JANUARY 1, 1999..............     2,725,989      5,545,268      12,215,454        562,066
                                               ----------    -----------    ------------      ---------
NET ASSETS AT DECEMBER 31, 1999............    $5,088,391    $21,283,423    $         --      $ 408,406
                                               ==========    ===========    ============      =========
                   1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).............    $    7,785    $   (31,317)   $    (83,222)     $     433
  Net realized gain distributions..........       107,704        147,338          76,320             --
  Net change in unrealized appreciation
     (depreciation)........................       417,950      1,626,709       2,714,274         29,642
                                               ----------    -----------    ------------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................       533,439      1,742,730       2,707,372         30,075
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................       844,417      1,370,291       2,799,432        310,132
                                               ----------    -----------    ------------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS....     1,377,856      3,113,021       5,506,804        340,207
NET ASSETS AT JANUARY 1, 1998..............     1,348,133      2,432,247       6,708,650        221,859
                                               ----------    -----------    ------------      ---------
NET ASSETS AT DECEMBER 31, 1998............    $2,725,989    $ 5,545,268    $ 12,215,454      $ 562,066
                                               ==========    ===========    ============      =========
                   1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).............    $    2,246    $   (17,451)   $    (44,359)     $   1,559
  Net realized gain distributions..........        16,729             --              --          1,603
  Net change in unrealized appreciation
     (depreciation)........................       162,920        298,847         937,800         (6,568)
                                               ----------    -----------    ------------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................       181,895        281,396         893,441         (3,406)
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.............................       253,322        962,301       3,250,610         41,843
                                               ----------    -----------    ------------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS....       435,217      1,243,697       4,144,051         38,437
NET ASSETS AT JANUARY 1, 1997..............       912,916      1,188,550       2,564,599        183,422
                                               ----------    -----------    ------------      ---------
NET ASSETS AT DECEMBER 31, 1997............    $1,348,133    $ 2,432,247    $  6,708,650      $ 221,859
                                               ==========    ===========    ============      =========

---------------
(1) Commenced business 04/08/97
(2) Commenced business 04/03/97
(3) Commenced business 11/12/99
(4) Commenced business 04/22/97
(5) Commenced business 04/08/97
(6) Commenced business 04/17/97

The accompanying notes are an integral part of these financial statements.

                                    F-I- 16

                                                                 MORGAN STANLEY DEAN WITTER
                MFS VARIABLE INSURANCE TRUST                       UNIVERSAL FUNDS, INC.
    -----------------------------------------------------   ------------------------------------
                              GROWTH WITH                                 EMERGING
    UTILITIES     RESEARCH      INCOME      NEW DISCOVERY     ASIAN       MARKETS       GLOBAL
      SERIES     SERIES(1)     SERIES(2)      SERIES(3)     EQUITY(4)    EQUITY(5)    EQUITY(6)
    ----------   ----------   -----------   -------------   ----------   ----------   ----------
    $    9,958   $  (17,361)  $   (13,010)    $    (37)     $      (40)  $  (10,020)  $   10,458
       230,507       34,817        14,706        1,661              --           --      119,961
       986,318      222,022        (9,958)       7,946         388,267      917,707      (47,308)
    ----------   ----------   -----------     --------      ----------   ----------   ----------
     1,226,783      239,478        (8,262)       9,570         388,227      907,687       83,111
     1,095,173   (3,213,305)   (3,524,676)     141,550         369,208      447,470      493,021
    ----------   ----------   -----------     --------      ----------   ----------   ----------
     2,321,956   (2,973,827)   (3,532,938)     151,120         757,435    1,355,157      576,132
     3,297,063    2,973,827     3,532,938           --         334,000      823,632    2,096,971
    ----------   ----------   -----------     --------      ----------   ----------   ----------
    $5,619,019   $       --   $        --     $151,120      $1,091,435   $2,178,789   $2,673,103
    ==========   ==========   ===========     ========      ==========   ==========   ==========
    $    3,498   $  (14,756)  $   (19,348)    $     --      $       45   $   (2,901)  $      748
       111,249       33,714            --           --              --           --       12,591
       262,317      383,697       490,661           --          (2,798)    (219,226)     143,561
    ----------   ----------   -----------     --------      ----------   ----------   ----------
       377,064      402,655       471,313           --          (2,753)    (222,127)     156,900
     1,222,669    1,600,841     1,428,853           --         149,362      308,380    1,088,835
    ----------   ----------   -----------     --------      ----------   ----------   ----------
     1,599,733    2,003,496     1,900,166           --         146,609       86,253    1,245,735
     1,697,330      970,331     1,632,772           --         187,391      737,379      851,236
    ----------   ----------   -----------     --------      ----------   ----------   ----------
    $3,297,063   $2,973,827   $ 3,532,938     $     --      $  334,000   $  823,632   $2,096,971
    ==========   ==========   ===========     ========      ==========   ==========   ==========
    $   (7,542)  $   (2,824)  $     3,983     $     --      $     (263)  $    1,461   $    3,239
            --           --        31,548           --              --       21,661       11,816
       255,610       18,241         3,513           --         (51,298)    (144,415)       2,150
    ----------   ----------   -----------     --------      ----------   ----------   ----------
       248,068       15,417        39,044           --         (51,561)    (121,293)      17,205
     1,057,600      954,914     1,593,728           --         238,952      858,672      834,031
    ----------   ----------   -----------     --------      ----------   ----------   ----------
     1,305,668      970,331     1,632,772           --         187,391      737,379      851,236
       391,662           --            --           --              --           --           --
    ----------   ----------   -----------     --------      ----------   ----------   ----------
    $1,697,330   $  970,331   $ 1,632,772     $     --      $  187,391   $  737,379   $  851,236
    ==========   ==========   ===========     ========      ==========   ==========   ==========

                                    F-I- 17

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                        MORGAN STANLEY
                                                          DEAN WITTER          CALVERT VARIABLE SERIES, INC.,
                                                     UNIVERSAL FUNDS, INC.           AMERITAS PORTFOLIOS
                                                   -------------------------   -------------------------------
                                                   INTERNATIONAL   U.S. REAL      EMERGING
                                                     MAGNUM(1)     ESTATE(2)     GROWTH(3)        GROWTH(4)
                                                   -------------   ---------   --------------   --------------
                      1999
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...................   $    2,170     $ 40,831     $   (29,906)     $   (48,680)
  Net realized gain distributions................        5,512           --              --               --
  Net change in unrealized appreciation
    (depreciation)...............................      307,353      (65,623)      7,429,373        4,889,022
                                                    ----------     --------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................      315,035      (24,792)      7,399,467        4,840,342
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...................................      514,795       44,736      16,191,605       31,751,088
                                                    ----------     --------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........      829,830       19,944      23,591,072       36,591,430
NET ASSETS AT JANUARY 1, 1999....................      933,263      859,540              --               --
                                                    ----------     --------     -----------      -----------
NET ASSETS AT DECEMBER 31, 1999..................   $1,763,093     $879,484     $23,591,072      $36,591,430
                                                    ==========     ========     ===========      ===========
                      1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...................   $   (3,894)    $ 17,452     $        --      $        --
  Net realized gain distributions................        3,255        6,589              --               --
  Net change in unrealized appreciation
    (depreciation)...............................       39,545     (110,595)             --               --
                                                    ----------     --------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................       38,906      (86,554)             --               --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...................................      363,729      313,960              --               --
                                                    ----------     --------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........      402,635      227,406              --               --
NET ASSETS AT JANUARY 1, 1998....................      530,628      632,134              --               --
                                                    ----------     --------     -----------      -----------
NET ASSETS AT DECEMBER 31, 1998..................   $  933,263     $859,540     $        --      $        --
                                                    ==========     ========     ===========      ===========
                      1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...................   $   13,949     $  8,057     $        --      $        --
  Net realized gain distributions................        1,056       11,556              --               --
  Net change in unrealized appreciation
    (depreciation)...............................      (44,768)      19,091              --               --
                                                    ----------     --------     -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................      (29,763)      38,704              --               --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...................................      560,391      593,430              --               --
                                                    ----------     --------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........      530,628      632,134              --               --
NET ASSETS AT JANUARY 1, 1997....................           --           --              --               --
                                                    ----------     --------     -----------      -----------
NET ASSETS AT DECEMBER 31, 1997..................   $  530,628     $632,134     $        --      $        --
                                                    ==========     ========     ===========      ===========

---------------
 (1) Commenced business 04/07/97
 (2) Commenced business 04/28/97
 (3) Commenced business 10/29/99
 (4) Commenced business 10/29/99
 (5) Commenced business 10/29/99
 (6) Commenced business 10/29/99
 (7) Commenced business 10/29/99
 (8) Commenced business 10/29/99
 (9) Commenced business 10/28/99
(10) Commenced business 10/29/99
(11) Commenced business 10/29/99

The accompanying notes are an integral part of these financial statements.

                                    F-I- 18


                           CALVERT VARIABLE SERIES, INC., AMERITAS PORTFOLIOS                             DREYFUS
    -------------------------------------------------------------------------------------------------   -----------
    GROWTH WITH   INCOME AND                     MIDCAP         MONEY                        SMALL
     INCOME(5)     GROWTH(6)    INDEX 500(7)    GROWTH(8)     MARKET(9)    RESEARCH(10)     CAP(11)     STOCK INDEX
    -----------   -----------   ------------   -----------   -----------   ------------   -----------   -----------
    $   (3,538)   $   (16,266)  $       921    $   (23,079)  $   125,276    $   (6,148)   $   (45,011)  $        --
            --        330,344            --        358,344            --        48,862        249,625            --
       169,338      2,280,729     2,194,432      2,535,359            --       526,653      6,980,645            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
       165,800      2,594,807     2,195,353      2,870,624       125,276       569,367      7,185,259            --
     3,684,470      9,002,843    28,209,499     13,052,418    18,562,924     3,742,028     24,893,915            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
     3,850,270     11,597,650    30,404,852     15,923,042    18,688,200     4,311,395     32,079,174            --
            --             --            --             --            --            --             --            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
    $3,850,270    $11,597,650   $30,404,852    $15,923,042   $18,688,200    $4,311,395    $32,079,174   $        --
    ==========    ===========   ===========    ===========   ===========    ==========    ===========   ===========
    $       --    $        --   $        --    $        --   $        --    $       --    $        --   $        --
            --             --            --             --            --            --             --            --
            --             --            --             --            --            --             --            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
            --             --            --             --            --            --             --            --
            --             --            --             --            --            --             --            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
            --             --            --             --            --            --             --            --
            --             --            --             --            --            --             --            --
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
    $       --    $        --   $        --    $        --   $        --    $       --    $        --   $        --
    ==========    ===========   ===========    ===========   ===========    ==========    ===========   ===========
    $       --    $        --   $        --    $        --   $        --    $       --    $        --   $     3,842
            --             --            --             --            --            --             --            --
            --             --            --             --            --            --             --        54,025
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
            --             --            --             --            --            --             --        57,867
            --             --            --             --            --            --             --    (2,270,889)
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
            --             --            --             --            --            --             --    (2,213,022)
            --             --            --             --            --            --             --     2,213,022
    ----------    -----------   -----------    -----------   -----------    ----------    -----------   -----------
    $       --    $        --   $        --    $        --   $        --    $       --    $        --   $        --
    ==========    ===========   ===========    ===========   ===========    ==========    ===========   ===========

                                    F-I- 19

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp. (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1999, there are thirty-two subaccounts within the Account. Seven of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and six invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company (Fidelity). Two of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. (Alger Management). Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company (MFS Co.). Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Dean Witter Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Dean Witter Investment Management Inc. Nine of the subaccounts invest only in a corresponding Portfolio of Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas Portfolio) which is a diversified open-end management investment company managed by Ameritas Investment Corp. (see Note 3). Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the fund.

Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Money Market were transferred to the Money Market subaccount of the Ameritas Portfolio as of October 28, 1999. Also, as of October 29, 1999 pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Fidelity Index 500 I-Class were transferred to the Index 500 subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Growth were transferred to the Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Income and Growth were transferred to the Income and Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management Small Capitalization Fund were transferred to the Small Cap subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of Alger Management MidCap Growth were transferred to the MidCap Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Emerging Growth Series were transferred to the Emerging Growth subaccount of the Ameritas Portfolio; all policyowner funds invested in a Portfolio of MFS Co. Research Series was transferred to the Research subaccount of the Ameritas Portfolio; and all policyowner funds invested in a Portfolio of MFS Co. Growth with Income Series were transferred to the Growth with Income subaccount of the Ameritas Portfolio.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                    F-I- 20

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND ACCOUNTING POLICIES -- (CONTINUED)
VALUATION OF INVESTMENTS

The assets of the Account are carried at the net asset value of the underlying Portfolios. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

3. RELATED PARTIES

During October 1999, AVLIC established a variable insurance trust (VIT) which contains the Ameritas Portfolios. The Ameritas Portfolios are managed by Ameritas Investment Corp., an affiliate of AVLIC. During the year ended December 31, 1999, the Account incurred advisory fees of approximately $119,000, payable to Ameritas Investment Corp. Other affiliates of AVLIC also provided sub-advisory and administrative services to the Ameritas Portfolios during 1999 of approximately $25,000.

                                    F-I- 21

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

4. SHARES OWNED

     The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                      VARIABLE INSURANCE PRODUCTS FUND
                               ------------------------------------------------------------------------------
                                    MONEY             EQUITY          EQUITY
                                    MARKET            INCOME          INCOME         GROWTH          GROWTH
                                   I-CLASS            I-CLASS       S-CLASS(1)       I-CLASS       S-CLASS(2)
                               ----------------    -------------    ----------    -------------    ----------
Shares owned at
  January 1, 1999..........      11,105,124.310    1,160,172.618          --      1,030,142.884          --
Shares acquired............      99,920,927.670      476,446.645      23.847        680,116.041     362.428
Shares disposed of.........    (111,026,051.980)    (436,567.212)     (0.499)      (503,989.261)     (1.055)
                               ----------------    -------------      ------      -------------     -------
Shares owned at
  December 31, 1999........                  --    1,200,052.051      23.348      1,206,269.664     361.373
                               ================    =============      ======      =============     =======
Shares owned at
  January 1, 1998..........       7,552,485.910    1,018,225.148          --        872,066.612          --
Shares acquired............      96,112,872.130      590,346.286          --        801,025.403          --
Shares disposed of.........     (92,560,233.730)    (448,398.816)         --       (642,949.131)         --
                               ----------------    -------------      ------      -------------     -------
Shares owned at
  December 31, 1998........      11,105,124.310    1,160,172.618          --      1,030,142.884          --
                               ================    =============      ======      =============     =======
Shares owned at
  January 1, 1997..........       7,637,767.850      817,109.096          --        841,043.772          --
Shares acquired............      57,423,437.350      511,389.228          --        339,254.481          --
Shares disposed of.........     (57,508,719.290)    (310,273.176)         --       (308,231.641)         --
                               ----------------    -------------      ------      -------------     -------
Shares owned at
  December 31, 1997........       7,552,485.910    1,018,225.148          --        872,066.612          --
                               ================    =============      ======      =============     =======

---------------
(1) Commenced business 11/02/99
(2) Commenced business 11/02/99
(3) Commenced business 12/07/99
(4) Commenced business 11/29/99

                                    F-I- 22

          VARIABLE INSURANCE PRODUCTS FUND                   VARIABLE INSURANCE PRODUCTS FUND II
    --------------------------------------------   --------------------------------------------------------
                                                       ASSET         ASSET       INVESTMENT
     HIGH INCOME        OVERSEAS       OVERSEAS       MANAGER       MANAGER      GRADE BOND     CONTRAFUND
       I-CLASS          I-CLASS       S-CLASS(3)      I-CLASS      S-CLASS(4)     I-CLASS        I-CLASS
    --------------   --------------   ----------   -------------   ----------   ------------   ------------
       716,563.299      729,187.972         --     1,752,919.543         --      343,207.716    562,154.419
     2,358,341.689    2,163,832.620      1.699       488,206.777     22.633      352,083.082    441,475.107
    (2,431,411.348)  (2,232,233.871)    (0.285)     (471,435.332)    (1.564)    (384,482.941)  (288,828.985)
    --------------   --------------     ------     -------------     ------     ------------   ------------
       643,493.640      660,786.721      1.414     1,769,690.988     21.069      310,807.857    714,800.541
    ==============   ==============     ======     =============     ======     ============   ============
       598,367.840      695,077.235         --     1,531,564.418         --      237,050.443    389,113.666
     2,095,006.665    2,333,977.875         --       678,058.443         --      639,413.242    496,047.058
    (1,976,811.206)  (2,299,867.138)        --      (456,703.318)        --     (533,255.969)  (323,006.305)
    --------------   --------------     ------     -------------     ------     ------------   ------------
       716,563.299      729,187.972         --     1,752,919.543         --      343,207.716    562,154.419
    ==============   ==============     ======     =============     ======     ============   ============
       558,109.727      565,907.403         --     1,326,763.623         --      192,186.776    176,606.628
     1,118,068.428    1,175,596.501         --       598,138.814         --      120,594.995    358,431.197
    (1,077,810.315)  (1,046,426.669)        --      (393,338.019)        --      (75,731.328)  (145,924.159)
    --------------   --------------     ------     -------------     ------     ------------   ------------
       598,367.840      695,077.235         --     1,531,564.418         --      237,050.443    389,113.666
    ==============   ==============     ======     =============     ======     ============   ============

                                    F-I- 23

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

4. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                     VARIABLE INSURANCE PRODUCTS FUND II            ALGER AMERICAN FUND
                                  ------------------------------------------   -----------------------------
                                                               ASSET MANAGER
                                  CONTRAFUND     INDEX 500        GROWTH           SMALL
                                  S-CLASS (1)     I-CLASS         I-CLASS      CAPITALIZATION      GROWTH
                                  -----------   ------------   -------------   --------------   ------------
Shares owned at January 1,
  1999..........................                 140,383.148    194,121.333      506,281.724     438,715.956
Shares acquired.................    300.373      106,248.904    130,128.414      484,219.127     314,912.653
Shares disposed of..............     (1.044)    (246,632.052)   (88,148.887)    (990,500.851)   (753,628.609)
                                    -------     ------------    -----------     ------------    ------------
Shares owned at December 31,
  1999..........................    299.329               --    236,100.860               --              --
                                    =======     ============    ===========     ============    ============

Shares owned at January 1,
  1998..........................         --       94,728.864    140,054.018      403,465.664     300,282.630
Shares acquired.................         --      128,107.356    152,783.138      441,926.395     397,157.183
Shares disposed of..............         --      (82,453.072)   (98,715.823)    (339,110.335)   (258,723.857)
                                    -------     ------------    -----------     ------------    ------------
Shares owned at December 31,
  1998..........................         --      140,383.148    194,121.333      506,281.724     438,715.956
                                    =======     ============    ===========     ============    ============

Shares owned at January 1,
  1997..........................         --       21,656.138     42,445.800      345,335.196     233,042.387
Shares acquired.................         --      129,171.432    137,282.584      311,521.638     204,589.158
Shares disposed of..............         --      (56,098.706)   (39,674.366)    (253,391.170)   (137,348.915)
                                    -------     ------------    -----------     ------------    ------------
Shares owned at December 31,
  1997..........................         --       94,728.864    140,054.018      403,465.664     300,282.630
                                    =======     ============    ===========     ============    ============

---------------
(1) Commenced business 11/29/99

                                    F-I- 24

                       ALGER AMERICAN FUND                               MFS VARIABLE INSURANCE TRUST
    ---------------------------------------------------------   ----------------------------------------------
                                                                                   WORLD
     INCOME AND       MIDCAP                      LEVERAGED       EMERGING      GOVERNMENTS
       GROWTH         GROWTH        BALANCED        ALLCAP      GROWTH SERIES     SERIES      UTILITIES SERIES
    ------------   ------------   ------------   ------------   -------------   -----------   ----------------
     533,655.926    390,902.572    210,014.615    158,890.232    568,954.541     51,660.465      166,350.240
     399,442.614    295,894.469    243,382.099    408,802.915    361,380.381     81,155.171      187,829.047
    (933,098.540)  (686,797.041)  (126,589.275)  (200,547.668)  (930,334.922)   (92,097.188)    (121,603.997)
    ------------   ------------   ------------   ------------   ------------    -----------     ------------
              --             --    326,807.439    367,145.479             --     40,718.448      232,575.290
    ============   ============   ============   ============   ============    ===========     ============

     381,241.041    312,259.570    125,291.131    104,973.976    415,653.648     21,729.618       94,348.503
     471,468.634    272,665.784    179,874.177    159,683.710    513,918.012     88,429.719      186,751.323
    (319,053.749)  (194,022.782)   (95,150.693)  (105,767.454)  (360,617.119)   (58,498.872)    (114,749.586)
    ------------   ------------   ------------   ------------   ------------    -----------     ------------
     533,655.926    390,902.572    210,014.615    158,890.232    568,954.541     51,660.465      166,350.240
    ============   ============   ============   ============   ============    ===========     ============

     234,654.249    263,959.188     98,800.487     61,392.043    193,700.823     17,336.705       28,672.191
     389,297.914    245,052.311     64,650.229    108,499.936    457,734.629     37,542.368      107,581.620
    (242,711.122)  (196,751.929)   (38,159.585)   (64,918.003)  (235,781.804)   (33,149.455)     (41,905.308)
    ------------   ------------   ------------   ------------   ------------    -----------     ------------
     381,241.041    312,259.570    125,291.131    104,973.976    415,653.648     21,729.618       94,348.503
    ============   ============   ============   ============   ============    ===========     ============

                                    F-I- 25

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

4. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                                             MORGAN STANLEY DEAN WITTER
                                      MFS VARIABLE INSURANCE TRUST              UNIVERSAL FUNDS, INC.
                               -------------------------------------------   ---------------------------
                                              GROWTH WITH                                     EMERGING
                                 RESEARCH        INCOME      NEW DISCOVERY      ASIAN         MARKETS
                                SERIES(1)      SERIES(2)       SERIES(3)      EQUITY(4)      EQUITY(5)
                               ------------   ------------   -------------   ------------   ------------
Shares owned at January 1,
  1999.......................   156,106.437    175,680.697            --       63,862.444    115,841.118
Shares acquired..............   142,872.200    196,382.213     8,892.132      254,668.590    271,873.580
Shares disposed of...........  (298,978.637)  (372,062.910)     (141.730)    (201,675.000)  (230,287.894)
                               ------------   ------------     ---------     ------------   ------------
Shares owned at December 31,
  1999.......................            --             --     8,750.402      116,856.034    157,426.804
                               ============   ============     =========     ============   ============

Shares owned at January 1,
  1998.......................    61,452.261     99,317.062            --       33,225.337     78,194.995
Shares acquired..............   173,038.858    226,820.471            --       99,976.563    334,441.671
Shares disposed of...........   (78,384.682)  (150,456.836)           --      (69,339.456)  (296,795.548)
                               ------------   ------------     ---------     ------------   ------------
Shares owned at December 31,
  1998.......................   156,106.437    175,680.697            --       63,862.444    115,841.118
                               ============   ============     =========     ============   ============

Shares owned at January 1,
  1997.......................            --             --            --               --             --
Shares acquired..............    72,826.540    110,180.302            --       51,430.390    140,386.479
Shares disposed of...........   (11,374.279)   (10,863.240)           --      (18,205.053)   (62,191.484)
                               ------------   ------------     ---------     ------------   ------------
Shares owned at December 31,
  1997.......................    61,452.261     99,317.062            --       33,225.337     78,194.995
                               ============   ============     =========     ============   ============

---------------
 (1) Commenced business 04/08/97
 (2) Commenced business 04/03/97
 (3) Commenced business 11/12/99
 (4) Commenced business 04/22/97
 (5) Commenced business 04/08/97
 (6) Commenced business 04/17/97
 (7) Commenced business 04/07/97
 (8) Commenced business 04/28/97
 (9) Commenced business 10/29/99
(10) Commenced business 10/29/99
(11) Commenced business 10/29/99

                                    F-I- 26

            MORGAN STANLEY DEAN WITTER                CALVERT VARIABLE SERIES, INC.,
               UNIVERSAL FUNDS, INC.                        AMERITAS PORTFOLIOS
    -------------------------------------------   ---------------------------------------
       GLOBAL      INTERNATIONAL    U.S. REAL      EMERGING                   GROWTH WITH
     EQUITY(6)       MAGNUM(7)      ESTATE(8)      GROWTH(9)    GROWTH(10)    INCOME(11)
    ------------   -------------   ------------   -----------   -----------   -----------
     159,586.755     83,104.465      87,708.290            --            --            --
     180,054.175    156,678.468      86,347.339   681,160.044   618,142.153   201,328.796
    (132,101.862)  (112,850.371)    (77,515.104)  (58,046.684)  (53,720.895)  (19,454.872)
    ------------   ------------    ------------   -----------   -----------   -----------
     207,539.068    126,932.562      96,540.525   623,113.360   564,421.258   181,873.924
    ============   ============    ============   ===========   ===========   ===========

      72,507.289     51,120.253      55,401.749            --            --            --
     172,405.252    120,740.453     136,182.392            --            --            --
     (85,325.786)   (88,756.241)   (103,875.851)           --            --            --
    ------------   ------------    ------------   -----------   -----------   -----------
     159,586.755     83,104.465      87,708.290            --            --            --
    ============   ============    ============   ===========   ===========   ===========

              --             --              --            --            --            --
      93,896.403     77,530.448      97,640.967            --            --            --
     (21,389.114)   (26,410.195)    (42,239.218)           --            --            --
    ------------   ------------    ------------   -----------   -----------   -----------
      72,507.289     51,120.253      55,401.749            --            --            --
    ============   ============    ============   ===========   ===========   ===========

                                    F-I- 27

                      AMERITAS VARIABLE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

4. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                          CALVERT VARIABLE SERIES, INC.,
                                                                AMERITAS PORTFOLIOS
                                           -------------------------------------------------------------
                                           INCOME AND                       MIDCAP
                                            GROWTH(1)     INDEX 500(2)     GROWTH(3)     MONEY MARKET(4)
                                           -----------    ------------    -----------    ---------------
Shares owned at January 1, 1999........             --             --              --                 --
Shares acquired........................    739,847.832    199,984.145     547,305.396     38,484,753.390
Shares disposed of.....................    (71,395.348)   (18,245.635)    (41,811.990)   (19,796,552.910)
                                           -----------    -----------     -----------    ---------------
Shares owned at December 31, 1999......    668,452.484    181,738.510     505,493.406     18,688,200.480
                                           ===========    ===========     ===========    ===============

Shares owned at January 1, 1998........             --             --              --                 --
Shares acquired........................             --             --              --                 --
Shares disposed of.....................             --             --              --                 --
                                           -----------    -----------     -----------    ---------------
Shares owned at December 31, 1998......             --             --              --                 --
                                           ===========    ===========     ===========    ===============

Shares owned at January 1, 1997........             --             --              --                 --
Shares acquired........................             --             --              --                 --
Shares disposed of.....................             --             --              --                 --
                                           -----------    -----------     -----------    ---------------
Shares owned at December 31, 1997......             --             --              --                 --
                                           ===========    ===========     ===========    ===============

---------------
(1) Commenced business 10/29/99
(2) Commenced business 10/29/99
(3) Commenced business 10/29/99
(4) Commenced business 10/28/99
(5) Commenced business 10/29/99
(6) Commenced business 10/29/99

                                    F-I- 28

    CALVERT VARIABLE SERIES, INC.,
         AMERITAS PORTFOLIOS              DREYFUS
    ------------------------------      ------------
    RESEARCH(5)       SMALL CAP(6)      STOCK INDEX
    ------------      ------------      ------------
             --                --                 --
    214,317.878       633,188.695                 --
    (26,784.346)      (64,610.644)                --
    -----------       -----------       ------------
    187,533.532       568,578.051                 --
    ===========       ===========       ============

             --                --                 --
             --                --                 --
             --                --                 --
    -----------       -----------       ------------
             --                --                 --
    ===========       ===========       ============

             --                --        109,123.387
             --                --          2,530.208
             --                --       (111,653.595)
    -----------       -----------       ------------
             --                --                 --
    ===========       ===========       ============

                                    F-I- 29

INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company (a wholly owned subsidiary of AMAL Corporation) as of December 31, 1999 and 1998, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 2000

                                    F-II- 1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturity securities, available for sale (amortized
     cost $129,567 -- 12/99 and $146,650 -- 12/98)..........    $  124,734    $  150,462
  Equity securities, available for sale (amortized cost
     $2,031 -- 12/99 and $2,031 -- 12/98)...................         1,705         2,020
  Mortgage loans on real estate.............................         1,392            --
  Loans on insurance policies...............................        16,499        10,949
  Other invested assets.....................................            --        10,020
                                                                ----------    ----------
          Total investments.................................       144,330       173,451
Cash and cash equivalents...................................        11,970        12,011
Accrued investment income...................................         2,442         2,425
Reinsurance receivable-affiliate............................        35,921            --
Reinsurance recoverable-affiliates..........................           153           455
Prepaid reinsurance premium-affiliates......................         2,537         2,380
Deferred policy acquisition costs...........................       152,297       121,236
Other.......................................................         2,840         1,695
Separate Accounts...........................................     2,394,445     1,709,448
                                                                ----------    ----------
                                                                $2,746,935    $2,023,101
                                                                ==========    ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Policy and contract reserves..............................    $    2,185    $    1,681
  Policy and contract claims................................           755           625
  Accumulated contract values...............................       240,050       213,874
  Unearned policy charges...................................         2,030         1,814
  Unearned reinsurance ceded allowance......................         3,942         3,596
  Federal income taxes--
     Current................................................         2,922         2,941
     Deferred...............................................         6,725         8,348
  Accounts payable -- affiliates............................         7,285         3,364
  Other.....................................................         6,639         4,722
  Separate Accounts.........................................     2,394,445     1,709,448
                                                                ----------    ----------
          Total Liabilities.................................     2,666,978     1,950,413
                                                                ----------    ----------
STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share; authorized 50,000
     shares, issued and outstanding 40,000 shares...........         4,000         4,000
  Additional paid-in capital................................        42,870        40,370
  Retained earnings.........................................        34,032        27,434
  Accumulated other comprehensive income....................          (945)          884
                                                                ----------    ----------
          Total Stockholder's Equity........................        79,957        72,688
                                                                ----------    ----------
                                                                $2,746,935    $2,023,101
                                                                ==========    ==========

The accompanying notes are an integral part of these financial statements.

                                    F-II- 2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                  YEARS ENDED DECEMBER 31,
                                                                -----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    -------
INCOME:
Insurance revenues:
  Contract charges..........................................    $51,794    $42,775    $33,717
  Premium-reinsurance ceded.................................     (8,683)    (7,836)    (6,840)
  Reinsurance ceded allowance...............................      3,594      3,169      2,752
Investment revenues:
  Investment income, net....................................     13,970     14,052      8,277
  Realized gains (losses), net..............................     (1,786)        79        368
Other.......................................................      3,016      2,269        980
                                                                -------    -------    -------
                                                                 61,905     54,508     39,254
                                                                -------    -------    -------
BENEFITS AND EXPENSES:
Policy benefits:
  Death benefits............................................      2,805      2,200      1,356
  Interest credited.........................................     12,512     13,400      7,258
  Increase in policy and contract reserves..................        504        740        192
  Other.....................................................        190        222         92
Sales and operating expenses................................     22,277     15,980     11,641
Amortization of deferred policy acquisition costs...........     12,760     11,847      9,584
                                                                -------    -------    -------
                                                                 51,048     44,389     30,123
                                                                -------    -------    -------
INCOME BEFORE FEDERAL INCOME TAXES..........................     10,857     10,119      9,131
                                                                -------    -------    -------
Income taxes -- current.....................................      4,898      4,000      4,305
Income taxes -- deferred....................................       (639)    (1,135)      (844)
                                                                -------    -------    -------
       Total income taxes...................................      4,259      2,865      3,461
                                                                -------    -------    -------
NET INCOME..................................................    $ 6,598    $ 7,254    $ 5,670
                                                                =======    =======    =======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                 1999      1998      1997
                                                                ------    ------    ------
Net income..................................................    $6,598    $7,254    $5,670
Other comprehensive income, net of tax:
  Unrealized gains (losses) on securities:
     Unrealized holding gains (losses) arising during period
      (net of deferred tax of ($1,610), $185 and $378 for
      1999, 1998 and 1997 respectively).....................    (2,990)      343       702
     Reclassification adjustment for (gains) losses included
      in net income (net of deferred tax of $625, ($28) and
      ($129) for 1999, 1998 and 1997 respectively)..........     1,161       (51)     (239)
                                                                ------    ------    ------
  Other comprehensive income (loss).........................    (1,829)      292       463
                                                                ------    ------    ------
Comprehensive income........................................    $4,769    $7,546    $6,133
                                                                ======    ======    ======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 4

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                         (IN THOUSANDS, EXCEPT SHARES)

                                                                                            ACCUMULATED
                                               COMMON STOCK      ADDITIONAL                    OTHER
                                             ----------------     PAID-IN      RETAINED    COMPREHENSIVE
                                             SHARES    AMOUNT     CAPITAL      EARNINGS       INCOME         TOTAL
                                             ------    ------    ----------    --------    -------------     -----
BALANCE, January 1, 1997.................    40,000    $4,000     $40,370      $14,510        $   129       $59,009
  Net unrealized investment gain, net....       --        --           --           --            463           463
  Net income.............................       --        --           --        5,670             --         5,670
                                             ------    ------     -------      -------        -------       -------
BALANCE, December 31, 1997...............    40,000    4,000       40,370       20,180            592        65,142
  Net unrealized investment gain, net....       --        --           --           --            292           292
  Net income.............................       --        --           --        7,254             --         7,254
                                             ------    ------     -------      -------        -------       -------
BALANCE, December 31, 1998...............    40,000    4,000       40,370       27,434            884        72,688
  Net unrealized investment loss, net....       --        --           --           --         (1,829)       (1,829)
  Capital contribution...................       --        --        2,500           --             --         2,500
  Net income.............................       --        --           --        6,598             --         6,598
                                             ------    ------     -------      -------        -------       -------
BALANCE, December 31, 1999...............    40,000    $4,000     $42,870      $34,032        $  (945)      $79,957
                                             ======    ======     =======      =======        =======       =======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------------
                                                                  1999        1998        1997
                                                                --------    --------    --------
OPERATING ACTIVITIES
Net Income..................................................    $  6,598    $  7,254    $  5,670
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Amortization of deferred policy acquisition costs.........      12,760      11,847       9,584
  Policy acquisition costs deferred.........................     (39,491)    (34,820)    (30,642)
  Interest credited to contract values......................      12,512      13,400       7,258
  Amortization of discounts or premiums.....................          67         (28)        (40)
  Net gains on other invested assets........................      (2,830)     (3,732)       (631)
  Net realized (gains) losses on investment transactions....       1,786         (79)       (368)
  Deferred income taxes.....................................        (639)     (1,135)       (844)
  Change in assets and liabilities:
     Accrued investment income..............................         (17)       (624)       (705)
     Reinsurance recoverable-affiliates.....................         302          59        (505)
     Prepaid reinsurance premium-affiliates.................        (157)        (82)       (142)
     Other assets...........................................      (1,145)     (1,496)        284
     Policy and contract reserves...........................         504         740         192
     Policy and contract claims.............................         130        (300)        819
     Unearned policy charges................................         216         316         255
     Federal income tax payable-current.....................         (19)      1,475         591
     Unearned reinsurance ceded allowance...................         346         328         129
     Other liabilities......................................       5,838      (2,114)      2,172
                                                                --------    --------    --------
  Net cash from operating activities........................      (3,239)     (8,991)     (6,923)
                                                                --------    --------    --------
INVESTING ACTIVITIES
Purchase of fixed maturity securities available for sale....     (48,474)    (70,904)    (92,291)
Purchase of equity securities available for sale............          --          --      (4,311)
Purchase of mortgage loans on real estate...................      (1,400)         --
Purchase of other invested assets...........................      (1,252)     (7,760)     (1,611)
Proceeds from maturities or repayment of fixed maturity
  securities available for sale.............................      11,242      15,289      25,168
Proceeds from sales of fixed maturity securities available
  for sale..................................................       7,762      22,282      16,419
Proceeds from the sale of equity securities available for
  sale......................................................          --       1,979         252
Proceeds from the sale of other invested assets.............       1,162       3,678          35
Net change in loans on insurance policies...................      (5,550)     (3,467)     (3,173)
                                                                --------    --------    --------
  Net cash from investing activities........................     (36,510)    (38,903)    (59,512)
                                                                --------    --------    --------
FINANCING ACTIVITIES
Capital contribution........................................       2,500          --          --
Net change in accumulated contract values...................      37,208      46,194      69,462
                                                                --------    --------    --------
  Net cash from financing activities........................      39,708      46,194      69,462
                                                                --------    --------    --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............         (41)     (1,700)      3,027
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............      12,011      13,711      10,684
                                                                --------    --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................    $ 11,970    $ 12,011    $ 13,711
                                                                ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes..................................    $  4,917    $  2,525    $  3,714

The accompanying notes are an integral part of these financial statements.

                                    F-II- 6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp. (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The principal accounting and reporting practices followed are:

INVESTMENTS

The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments and realized gains on these investments included in net investment income.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1999, 1998 and 1997.

CASH EQUIVALENTS

The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

                                    F-II- 7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
SEPARATE ACCOUNTS

The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

                                    F-II- 8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                          DECEMBER 31
                                                                -------------------------------
                                                                  1999        1998       1997
                                                                --------    --------    -------
Beginning balance...........................................    $121,236    $ 98,746    $79,272
Acquisition costs deferred..................................      39,491      34,820     30,642
Amortization of deferred policy acquisition costs...........     (12,760)    (11,847)    (9,584)
Adjustment for unrealized investment (gain)/loss............       6,145        (483)    (1,584)
Balance released under co-insurance agreement (note 4)......      (1,815)         --         --
                                                                --------    --------    -------
Ending balance..............................................    $152,297    $121,236    $98,746
                                                                ========    ========    =======

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition, the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS No. 133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years beginning after June 15, 2000, with earlier implementation permitted. The statement must be implemented as of the beginning of a quarter and retroactive application to financial statements of prior periods is prohibited. The Company has not determined the financial statement impact of adopting this statement.

RECLASSIFICATIONS

Certain items on the prior year financial statements have been reclassified to conform to current year presentation.

                                    F-II- 9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                  YEARS ENDED DECEMBER 31
                                                                ----------------------------
                                                                 1999       1998       1997
                                                                -------    -------    ------
Fixed maturity securities available for sale................    $ 9,644    $ 9,099    $6,622
Equity Securities available for sale........................        159        179       156
Mortgage loans on real estate...............................         34         --        --
Loans on insurance policies.................................        845        590       370
Cash equivalents............................................        681        659       642
Other invested assets.......................................      2,830      3,732       631
                                                                -------    -------    ------
  Gross investment income...................................     14,193     14,259     8,421
Investment expenses.........................................        223        207       144
                                                                -------    -------    ------
  Net investment income.....................................    $13,970    $14,052    $8,277
                                                                =======    =======    ======

Net pretax realized investment gains (losses) were as follows:

                                                                  YEARS ENDED DECEMBER 31
                                                                ----------------------------
                                                                 1999         1998      1997
                                                                -------       ----      ----
Net gains (losses) on disposals of fixed maturity securities
  available for sale (note 4)...............................    $(1,786)      $131      $365
Net gains (losses) on disposal of equity securities
  available for sale........................................         --        (52)     $  3
                                                                -------       ----      ----
Net gains (losses) on disposal of securities available for
  sale......................................................    $(1,786)      $ 79      $368
                                                                =======       ====      ====

Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                   YEAR ENDED DECEMBER 31, 1999
                                                                ----------------------------------
                                                                PROCEEDS         GAINS      LOSSES
                                                                --------         -----      ------
Fixed maturity securities available for sale................     $7,762           $6         $80
                                                                 ======           ==         ===

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                --------------------------------
                                                                PROCEEDS       GAINS      LOSSES
                                                                --------       -----      ------
Fixed maturity securities available for sale................    $22,282        $242        $301
Equity securities available for sale........................      1,979          --          52
                                                                -------        ----        ----
  Total securities available for sale.......................    $24,261        $242        $353
                                                                =======        ====        ====

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                --------------------------------
                                                                PROCEEDS       GAINS      LOSSES
                                                                --------       -----      ------
Fixed maturity securities available for sale................    $16,419        $161         $8
Equity securities available for sale........................        252           2         --
                                                                -------        ----         --
  Total securities available for sale.......................    $16,671        $163         $8
                                                                =======        ====         ==

                                    F-II- 10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                      DECEMBER 31, 1999
                                                      -------------------------------------------------
                                                                       GROSS UNREALIZED
                                                      AMORTIZED       ------------------         FAIR
                                                        COST          GAINS       LOSSES        VALUE
                                                      ---------       -----       ------       --------
U.S. Corporate....................................    $ 85,653         $35        $3,388       $ 82,300
Mortgage-backed...................................      34,929          12         1,422         33,519
U.S. Treasury securities and obligations of U.S.
  government agencies.............................       8,985          40           110          8,915
                                                      --------         ---        ------       --------
  Total fixed maturity securities available for
     sale.........................................     129,567          87         4,920        124,734
                                                      --------         ---        ------       --------
Equity securities available for sale..............       2,031          --           326          1,705
                                                      --------         ---        ------       --------
  Total securities available for sale.............    $131,598         $87        $5,246       $126,439
                                                      ========         ===        ======       ========

                                                                      DECEMBER 31, 1998
                                                      --------------------------------------------------
                                                                       GROSS UNREALIZED
                                                      AMORTIZED       -------------------         FAIR
                                                        COST          GAINS        LOSSES        VALUE
                                                      ---------       ------       ------       --------
U.S. Corporate....................................    $ 98,658        $3,146        $159        $101,645
Mortgage-backed...................................      35,314           430          14          35,730
U.S. Treasury securities and obligations of U.S.
  government agencies.............................      12,678           409          --          13,087
                                                      --------        ------        ----        --------
  Total fixed maturity securities available for
     sale.........................................     146,650         3,985         173         150,462
                                                      --------        ------        ----        --------
Equity securities available for sale..............       2,031            --          11           2,020
                                                      --------        ------        ----        --------
  Total securities available for sale.............    $148,681        $3,985        $184        $152,482
                                                      ========        ======        ====        ========

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $  3,448     $  3,453
Due after one year through five years.......................      43,868       42,513
Due after five years through ten years......................      32,139       31,066
Due after ten years.........................................      15,183       14,183
Mortgage-backed securities..................................      34,929       33,519
                                                                --------     --------
  Total.....................................................    $129,567     $124,734
                                                                ========     ========

The Company purchased exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, were used to manage fluctuations in the equity market risk granted to the policyowners of the equity index annuities. These derivatives involved, to varying degrees, elements of credit risk and market risk. The options value on the balance sheet reflected the risk of potential loss to the entity. At December 31, 1998 the Company held options with terms ranging from 1 to 7 years with a notional amount of $18,655, a cost of $7,096 and a fair value of $10,020. Due to the transfer of these assets as part of the co-insurance agreement outlined in note 4, there were no options outstanding at December 31, 1999.

                                    F-II- 11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

3. INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                 YEARS ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               1999      1998
                                                               ----      ----
Net unrealized investment gains on securities available for
  sale......................................................  $    --   $ 1,365
Deferred policy acquisition costs...........................   45,802    36,031
Prepaid expenses............................................      888       833
                                                              -------   -------
Gross deferred tax liability................................   46,690    38,229
                                                              -------   -------
Future policy and contract benefits.........................   35,650    27,810
Net unrealized investment losses............................    1,768        --
Capital loss carryforward...................................      515        --
Deferred future revenues....................................    2,090     1,894
Other.......................................................      457       177
                                                              -------   -------
Gross deferred tax asset....................................   40,480    29,881
Less valuation allowance....................................      515        --
                                                              -------   -------
Total deferred tax asset after valuation allowance..........   39,965    29,881
                                                              -------   -------
  Net deferred tax liability................................  $ 6,725   $ 8,348
                                                              =======   =======

The difference between the U.S. federal income tax rate and the tax provision rate is summarized as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              1999      1998      1997
                                                              ----      ----      ----
Federal statutory tax rate..................................  35.0%     35.0%     35.0%
Other.......................................................   4.2      (6.7)      2.9
                                                              ----      ----      ----
  Effective tax rate........................................  39.2%     28.3%     37.9%
                                                              ====      ====      ====

The Company has approximately $1.5 million of capital loss carryforward available as of December 31, 1999. At December 31, 1999 the Company provided for a valuation allowance against the deferred tax asset related to the capital loss carryforward.

The Company's federal income tax returns have been examined by the Internal Revenue Service (IRS) through 1995. The Company is currently appealing certain adjustments proposed by the IRS for tax years 1993 through 1995. The IRS is currently examining the Company's return for the tax period ending March 31, 1996. Management believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

4. RELATED PARTY TRANSACTIONS

Affiliates provide technical, financial, legal, marketing and investment advisory support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1999, 1998 and 1997 was $12,265, $11,737 and $12,082, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $4,419, $4,104 and $3,810 of reinsurance premiums, net of ceded allowances, to affiliates for the years

                                    F-II- 12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

4. RELATED PARTY TRANSACTIONS -- (CONTINUED) ended December 31, 1999, 1998 and 1997, respectively. The Company has received reinsurance recoveries from affiliates of $7,268, $3,310 and $2,260 for the years ended December 31, 1999, 1998 and 1997, respectively.

Effective June 30, 1999 the Company agreed to 100% co-insure its equity index annuity business to AmerUs in a non-cash transaction. Under the terms of the agreement investments with a fair value of $57,648 and amortized cost of $59,390 were transferred to AmerUs. In return AmerUs co-insured the full liability for this business resulting in a $59,561 reinsurance receivable from affiliate being recorded. The Company also released the $1,815 of deferred policy acquisition costs which it was carrying on this block. In December 1999, AmerUs through assumption reinsurance assumed approximately 40% of this block, reducing the reinsurance receivable -- affiliate to $35,921. This amount is secured by a letter of credit.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp. (AIC), a wholly-owned subsidiary of AMAL Corporation. The Company received $93 for the year ended December 31, 1997 from this affiliate to partially defray the costs of materials and prospectuses. The Company received no recovery to defray these cost for the years ended December 31, 1999 and 1998. Policies placed by this affiliate generated commission expense of $35,736, $28,621 and $23,232 for the years ended December 31, 1999, 1998 and 1997, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5. BENEFIT PLANS

The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August 1, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

The Company is included in a multiple employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the years ended December 31, 1999, 1998 and 1997 were $159, $163 and $29, respectively.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1999, 1998 and 1997 were $47, $47 and $24, respectively.

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and it's subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately

                                    F-II- 13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

5. BENEFIT PLANS -- (CONTINUED)
preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the years ended December 31, 1999, 1998 and 1997 were $12, $12 and $5, respectively.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

6. INSURANCE REGULATORY MATTERS

Net income (loss), as determined in accordance with statutory accounting practices, was ($4,513), $319, and $2,048 for 1999, 1998 and 1997, respectively.
The Company's statutory surplus was $41,637, $44,589 and $45,265 at December 31, 1999, 1998 and 1997, respectively. The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements. Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1999 and 1998. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

          FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

          MORTGAGE LOANS ON REAL ESTATE -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. There were no mortgage loans in default at December 31, 1999.

                                    F-II- 14

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

7. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
          LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

          CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

          ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

Estimated fair values are as follows:

                                                                        DECEMBER 31
                                                        --------------------------------------------
                                                                1999                    1998
                                                        --------------------    --------------------
                                                        CARRYING      FAIR      CARRYING      FAIR
                                                         AMOUNT      VALUE       AMOUNT      VALUE
                                                        --------    --------    --------    --------
Financial assets:
  Fixed maturity securities, available for sale.....    $124,734    $124,734    $150,462    $150,462
  Equity securities, available for sale.............       1,705       1,705       2,020       2,020
  Mortgage loans on real estate.....................       1,392       1,369          --          --
  Loans on insurance policies.......................      16,499      14,557      10,949      10,286
  Other invested assets.............................          --          --      10,020      10,020
  Cash and cash equivalents.........................      11,970      11,970      12,011      12,011
  Accrued investment income.........................       2,442       2,442       2,425       2,425
  Reinsurance receivable -- affiliate...............      35,921      35,921          --          --
  Reinsurance recoverable -- affiliates.............         153         153         455         455
Financial liabilities:
  Accumulated contract values excluding amounts held
     under insurance contracts......................     184,376     184,376     199,585     199,585

8. SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
Separate Account V..........................................    $  402,722    $  282,653
Separate Account VA-2.......................................     1,991,723     1,426,795
                                                                ----------    ----------
                                                                $2,394,445    $1,709,448
                                                                ==========    ==========

                                    F-II- 15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 -- (CONTINUED)
                                 (IN THOUSANDS)

8. SEPARATE ACCOUNTS -- (CONTINUED)
During 1999 the Company formed a variable insurance trust (VIT). AIC serves as the investment advisor and another affiliate provides administrative services to the VIT. AIC received advisory fees of $702 for the year ended December 31, 1999. At December 31, 1999 separate account assets under the VIT totaled $1,066,249.

                                    F-II- 16

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES
The following tables illustrate how the Cash Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Cash Values and Death Benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-3 through A-6 illustrate a Policy issued to a male, age 35, under a non-smoker underwriting risk classification. This Policy provides for a standard smoker and non-smoker classification and different rates for certain Specified Amounts. The Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the Death Benefits and the Cash Values for uniform hypothetical rates of return shown in these tables. The tables on pages A-3 and A-5 are based on the current cost of insurance rates, current expense deductions and current percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The Death Benefits and Cash Values shown in the tables on pages A-4 and A-6 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the Death Benefits, Cash Surrender Values and Cash Values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the expenses paid by each portfolio available for investment at an equivalent annual rate of 0.89% (which is in excess of the current equivalent annual rate of 0.88% of the aggregate average daily net assets of the Funds) and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative costs (which is equivalent to a charge at an annual rate of 1.20% of the average net assets of the Subaccounts). After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, correspond to approximate net annual rates of -2.09%, 3.91%, and 9.91% respectively.

A portion of the brokerage commissions that certain Fidelity Portfolios pay was used to reduce Portfolio expenses. In addition, certain Fidelity Portfolios have entered into arrangements with their custodian whereby interest earned on uninvested cash balances was used to reduce custodian expenses. Without these reductions, expenses would have been higher. The investment advisor or other affiliates of the various Funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items and the Ameritas Portfolios rates after reimbursement may be increased after November 1, 2000) were in excess of an annual rate of .30% for the Ameritas Money Market portfolio, .28% for the Ameritas Index 500 Portfolio,
 .79% for the Ameritas Growth portfolio; .70% for the Ameritas Income & Growth portfolio, .89% for the Ameritas Small Capitalization portfolio, .84% for the Ameritas MidCap Growth portfolio, .85% for the Ameritas Emerging Growth portfolio, .86% for the Ameritas Research portfolio, .88% for the Ameritas Growth With Income portfolio, 1.25% for the Alger American Balanced portfolio; 1.50% for the Alger American Leveraged AllCap portfolio, 1.20% for the UIF Asian Equity, 1.15% for the UIF Global Equity and UIF International Magnum, 1.10% for the UIF U.S. Real Estate Portfolios of daily net assets. MFS Co. has agreed to bear expenses for the Global Governments Series and New Discovery Series, subject to reimbursement by the series, such that each

                                      LIFE
series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

The hypothetical values shown in the tables do not reflect any charges for federal income tax burden attributable to Separate Account V, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See the section on Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to Separate Account V, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any Policy Year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule requested, and any available riders requested. These illustrations may be provided to you in printed form by your registered representative. AVLIC may also make these illustrations available to you by electronic means, such as through our website. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35             Non-Smoker            Standard Underwriting Class

                      MINIMUM FIRST YEAR PREMIUM: $10,000
                       INITIAL SPECIFIED AMOUNT: $55,620
                            DEATH BENEFIT OPTION: A

               USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                 CASH VALUE LESS ANY
                             CASH SURRENDER CHARGE (1)(2)                   DEATH BENEFIT (1)(2)
                       ----------------------------------------   ----------------------------------------
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
         ACCUMULATED     ANNUAL INVESTMENT RATE OF RETURN OF:       ANNUAL INVESTMENT RATE OF RETURN OF:
END OF   PREMIUMS AT   ----------------------------------------   ----------------------------------------
POLICY   5% INTEREST     0% GROSS      6% GROSS      12% GROSS      0% GROSS      6% GROSS      12% GROSS
 YEAR     PER YEAR     (-2.09% NET)   (3.91% NET)   (9.91% NET)   (-2.09% NET)   (3.91% NET)   (9.91% NET)
------   -----------   ------------   -----------   -----------   ------------   -----------   -----------
  1        10,500         8,815          9,413         10,011        55,620        55,620         55,620
  2        11,025         8,532          9,735         11,010        55,620        55,620         55,620
  3        11,576         8,249         10,065         12,105        55,620        55,620         55,620
  4        12,155         8,016         10,453         13,356        55,620        55,620         55,620
  5        12,762         7,882         10,949         14,822        55,620        55,620         55,620
  6        13,400         7,796         11,503         16,466        55,620        55,620         55,620
  7        14,071         7,807         12,163         18,349        55,620        55,620         55,620
  8        14,774         7,715         12,730         20,286        55,620        55,620         55,620
  9        15,513         7,419         13,104         22,193        55,620        55,620         55,620
 10        16,288         7,118         13,484         24,288        55,620        55,620         55,620
 15        20,789         5,492         15,458         38,183        55,620        55,620         72,929
 20        26,532         3,515         17,469         59,998        55,620        55,620         94,196
Ages
 60        33,863           876         19,333         94,459        55,620        55,620        126,576
 65        43,219             0*        21,064        149,151             0*       55,620        181,964
 70        55,160             0*        21,998        235,218             0*       55,620        272,853
 75        70,399             0*        20,803        371,035             0*       55,620        397,007

---------------

*  In the absence of an additional premium

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment. Values would be difference if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35             Non-Smoker            Standard Underwriting Class

                      MINIMUM FIRST YEAR PREMIUM: $10,000
                       INITIAL SPECIFIED AMOUNT: $55,620
                            DEATH BENEFIT OPTION: A

          USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                                 CASH VALUE LESS ANY
                             CASH SURRENDER CHARGE(1)(2)                    DEATH BENEFIT(1)(2)
                       ----------------------------------------   ----------------------------------------
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
         ACCUMULATED     ANNUAL INVESTMENT RATE OF RETURN OF:       ANNUAL INVESTMENT RATE OF RETURN OF:
END OF   PREMIUMS AT   ----------------------------------------   ----------------------------------------
POLICY   5% INTEREST     0% GROSS      6% GROSS      12% GROSS      0% GROSS      6% GROSS      12% GROSS
 YEAR     PER YEAR     (-2.09% NET)   (3.91% NET)   (9.91% NET)   (-2.09% NET)   (3.91% NET)   (9.91% NET)
------   -----------   ------------   -----------   -----------   ------------   -----------   -----------
  1        10,500         8,565          9,163          9,761        55,620        55,620         55,620
  2        11,025         8,382          9,585         10,860        55,620        55,620         55,620
  3        11,576         8,199         10,015         12,055        55,620        55,620         55,620
  4        12,155         8,016         10,453         13,356        55,620        55,620         55,620
  5        12,762         7,882         10,949         14,822        55,620        55,620         55,620
  6        13,400         7,796         11,503         16,466        55,620        55,620         55,620
  7        14,071         7,807         12,163         18,349        55,620        55,620         55,620
  8        14,774         7,715         12,730         20,286        55,620        55,620         55,620
  9        15,513         7,419         13,104         22,193        55,620        55,620         55,620
 10        16,288         7,118         13,484         24,288        55,620        55,620         55,620
 15        20,789         5,492         15,458         38,183        55,620        55,620         72,929
 20        26,532         3,504         17,460         59,990        55,620        55,620         94,185
Ages
 60        33,863           725         19,211         94,343        55,620        55,620        126,420
 65        43,219             0*        20,225        148,329             0*       55,620        180,961
 70        55,160             0*        19,450        232,468             0*       55,620        269,663
 75        70,399             0*        14,584        364,477             0*       55,620        389,991

---------------

*  In the absence of an additional premium

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment. Values would be difference if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35             Non-Smoker            Standard Underwriting Class

                      MINIMUM FIRST YEAR PREMIUM: $10,000
                       INITIAL SPECIFIED AMOUNT: $55,620
                            DEATH BENEFIT OPTION: B

               USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                CASH VALUE LESS ANY
                            CASH SURRENDER CHARGE(1)(2)                    DEATH BENEFIT(1)(2)
        ACCUMULATED   ----------------------------------------   ----------------------------------------
         PREMIUMS           ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
END OF      AT          ANNUAL INVESTMENT RATE OF RETURN OF:       ANNUAL INVESTMENT RATE OF RETURN OF:
POLICY  5% INTEREST     0% GROSS      6% GROSS      12% GROSS      0% GROSS      6% GROSS      12% GROSS
 YEAR    PER YEAR     (-2.09% NET)   (3.91% NET)   (9.91% NET)   (-2.09% NET)   (3.91% NET)   (9.91% NET)
------  -----------   ------------   -----------   -----------   ------------   -----------   -----------
  1       10,500         8,798          9,395          9,992        65,318        65,915         66,512
  2       11,025         8,499          9,698         10,969        65,019        66,218         67,489
  3       11,576         8,199         10,006         12,035        64,719        66,526         68,555
  4       12,155         7,950         10,369         13,251        64,420        66,839         69,721
  5       12,762         7,799         10,837         14,673        64,119        67,157         70,993
  6       13,400         7,696         11,358         16,263        63,816        67,478         72,383
  7       14,071         7,689         11,982         18,081        63,509        67,802         73,901
  8       14,774         7,579         12,509         19,938        63,199        68,129         75,558
  9       15,513         7,264         12,836         21,747        62,884        68,456         77,367
  10      16,288         6,944         13,164         23,723        62,564        68,784         79,343
  15      20,789         5,220         14,761         36,685        60,840        70,381         92,305
  20      26,532         3,145         16,095         56,787        58,765        71,715        112,407
 Ages
  60      33,863           450         16,760         87,945        56,070        72,380        143,565
  65      43,219             0*        16,598        136,807             0*       72,218        192,427
  70      55,160             0*        14,337        212,866             0*       69,957        268,486
  75      70,399             0*         7,785        330,599             0*       63,405        386,219

---------------

 *  In the absence of an additional premium

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment. Values would be difference if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LIFE

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35             Non-Smoker            Standard Underwriting Class

                      MINIMUM FIRST YEAR PREMIUM: $10,000
                       INITIAL SPECIFIED AMOUNT: $55,620
                            DEATH BENEFIT OPTION: B

               USING MAXIMUM SCHEDULE OF COST OF INSURANCE RATES

                                 CASH VALUE LESS ANY
                             CASH SURRENDER CHARGE(1)(2)                    DEATH BENEFIT(1)(2)
                       ----------------------------------------   ----------------------------------------
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
         ACCUMULATED     ANNUAL INVESTMENT RATE OF RETURN OF:       ANNUAL INVESTMENT RATE OF RETURN OF:
END OF   PREMIUMS AT   ----------------------------------------   ----------------------------------------
POLICY   5% INTEREST     0% GROSS      6% GROSS      12% GROSS      0% GROSS      6% GROSS      12% GROSS
 YEAR     PER YEAR     (-2.09% NET)   (3.91% NET)   (9.91% NET)   (-2.09% NET)   (3.91% NET)   (9.91% NET)
------   -----------   ------------   -----------   -----------   ------------   -----------   -----------
  1        10,500         8,548          9,145          9,742        65,318        65,915         66,512
  2        11,025         8,349          9,548         10,819        65,019        66,218         67,489
  3        11,576         8,149          9,956         11,985        64,719        66,526         68,555
  4        12,155         7,950         10,369         13,251        64,420        66,839         69,721
  5        12,762         7,799         10,837         14,673        64,119        67,157         70,993
  6        13,400         7,696         11,358         16,263        63,816        67,478         72,383
  7        14,071         7,689         11,982         18,081        63,509        67,802         73,901
  8        14,774         7,579         12,509         19,938        63,199        68,129         75,558
  9        15,513         7,264         12,836         21,747        62,884        68,456         77,367
 10        16,288         6,944         13,164         23,723        62,564        68,784         79,343
 15        20,789         5,220         14,761         36,685        60,840        70,381         92,305
 20        26,532         3,134         16,083         56,775        58,754        71,703        112,395
Ages
 60        33,863           296         16,581         87,738        55,916        72,201        143,358
 65        43,219             0*        15,348        135,315             0*       70,968        190,935
 70        55,160             0*        10,689        208,044             0*       66,309        263,664
 75        70,399             0*             0*       318,899             0*            0*       374,519

---------------

*  In the absence of an additional premium

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment. Values would be difference if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LIFE
                                      A- 6